UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Georgia Municipal Bond Fund	FGATX	FGCCX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FAFLX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FDCCX	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FTNDX	FTNCX	FTNRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, particularly as new clusters of infection have emerged in the U.S. and other countries following their reopening. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2020

Portfolio Managers’
Comments
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month period ended May 31, 2020. Dan has managed the Georgia, North Carolina and Tennessee Funds since 2007 and Steven has managed the Louisiana Fund since 2011.
Effective May 21, 2020, the Board of Trustees of Nuveen Multistate Trust III and Nuveen Municipal Trust have approved the reorganization of the Nuveen Tennessee Municipal Bond Fund (the “Target Fund”) into the Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund. A special meeting of the Target Fund’s shareholders is expected to be held in September 2020.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of COVID-19, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020 and continued after the close of the reporting period. The disruption has been swift and severe, and has tipped the economy into recession, a several months’ long contraction across the broad economy. (Subsequent to the close of this reporting period, in June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession.) For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 5.0%, according to its “second” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in March and April 2020. The Bureau of Labor Statistics said the unemployment rate rose to 13.3% in May 2020 from 3.6% in May 2019. Although May 2020 saw a surprise addition of 2.7 million jobs during the month as economies began to reopen, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
growing at an annualized rate of 6.5% in May 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.1% over the twelve-month reporting period ended May 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not fully reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.7% year-over-year in April 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.4% and 4.0%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April 2020 meeting, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers, and the meeting minutes released during May 2020 underscored the Fed’s concerns about a potentially prolonged economic recovery.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, although it is expected to face a bumpy approval process. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019, but demand has been uneven in 2020 so far. Positive flows continued into early 2020, then municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows turned positive again in May 2020. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.

Portfolio Managers’ Comments (continued)
What were the economic and market environments in Georgia, Louisiana, North Carolina and Tennessee during the twelve-month reporting period ended May 31, 2020?
Georgia is the eighth most populous state, with a population of 10.5 million. Population growth has been around 1% annually for more than a decade. Its GDP totaled $616 billion in 2019, ranking ninth among states. Georgia’s economic growth has been robust since 2014, outpacing that of the nation, but has slowed a bit in 2018 and 2019. The state’s growth in GDP slowed to 2.0% in 2019 from 2.4% in 2018. Because of the COVID-19 crisis, the economy has already slowed considerably in 2020. As of May 2020, the state's unemployment rate was 9.7%, compared to 13.3% nationally. The governor declared a public health state of emergency on March 14, 2020 and a shelter in place order on March 23, 2020, which was extended until April 30, 2020 and was then allowed to expire. Georgia’s economy began to slowly reopen, but will likely remain weak through the remainder of 2020. The state’s primary economic engine is the Atlanta metropolitan area, which has been adding jobs and attracting businesses in a diverse range of industries. Before the pandemic, construction and the education and health services sectors were among the fastest growing in the state’s economy. Georgia's per capita personal income is below average and was 85.1% of the U.S. average in 2019. Home prices in the Atlanta region rose 4.5% year-over-year, as of April 2020 (most recent data available at the time this report was prepared), below the national average of 4.7%, according to the S&P CoreLogic Case-Shiller Index. Georgia is the eleventh-largest export state and seventh-largest import state. Because Georgia has a substantial trade and distribution network and is home to large manufacturing and agriculture industries, its economy is at greater risk from ongoing trade tensions or a full-blown trade war. Before the COVID-19 crisis, strong economic growth drove robust revenue growth for Georgia. Net revenue collections of $23.8 billion for Fiscal Year 2019 were 4.8% higher than for Fiscal Year 2018. General fund revenue grew 2.1% in the first nine months of Fiscal Year 2020. After the COVID-19 crisis shutdown, net tax revenues were down 4% (or $858 million), year-over-year, through May 2020. Income taxes are the largest general fund revenue source for Georgia, followed by net sales taxes. They constituted 51% and 26% of total general fund revenue in Fiscal Year 2019, respectively. The robust revenue growth allowed the state to shore up its rainy day fund, or Revenue Shortfall Reserve (RSR). The RSR grew to $2.8 billion in 2019, or 10.2% of own-source revenue. This, along with expenditure cuts, provides the state with a substantial buffer to help weather the current downturn. The state has yet to finalize its Fiscal Year 2021 budget (Georgia's Fiscal Year End is June 30), but the Georgia Constitution requires the state to maintain a balanced budget. The state’s Senate Appropriations Committee unanimously passed its budget proposal in mid-June, calling for spending cuts of 11%, or $2.6 billion. The deepest proposed spending cut is for more than $1 billion from K-12 public education. Georgia has $10.3 billion of net tax-supported debt outstanding, which represents 2.0% of personal income, and placing it in line with the 2019 Moody’s 50-state median of personal income. Georgia’s pension liabilities are below average, so the state’s combined net debt and net pension liabilities are lower than the majority of states. As of June 2020, Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively.
As an energy dependent state, Louisiana’s economy is vulnerable to that sector’s volatility. Collapsing oil prices, along with the COVID-19 crisis, has brought the recent positive momentum that Louisiana had been experiencing to a halt in 2020. The state’s total gross domestic product grew by $6.56 billion in 2019, or a 2.5% increase over the prior year, to total $263.9 billion. The state Fiscal Year 2020 budget reflected a baseline oil price assumption of $59.15 per barrel. Prices for Brent and Western Texas Intermediate (WTI) crude oil have been in the range of $20 to $30 per barrel in the months of March, April and May 2020. Each $1 difference in price up or down accounts for about $12 million in the state budget. The governor declared a public health state of emergency on March 14, 2020 and a shelter in place order on March 23, 2020, which was extended until May 15, 2020 and was then allowed to expire. Because of the COVID-19 crisis shutdown, the state’s jobless rate in May 2020 was 13.3%. Louisiana’s personal income per capita is below average at 85% of the national level. The state had the second highest poverty rate in the country in 2018, after Mississippi, at 19%. Louisiana is also vulnerable to extreme weather events, such as severe storms and flooding. Sea level rise and coastal erosion are additional, and costly, threats. The state has struggled in recent years with large and recurring structural budget gaps. The state has relied on various nonrecurring revenues in order to achieve budgetary balance. Louisiana entered a recession in 2016 because of low oil prices. The effects of the recession and a decision to cut taxes led to years of declining revenues, which were beginning to recover in Fiscal Year 2018. The state generated a modest budget surplus in Fiscal Year 2019. The rainy day fund at the end of Fiscal Year 2019 totaled $405 million, or 2.9% of general fund revenues. Because of the COVID-19 crisis shutdown, Louisiana’s tax and fee collections dropped by $494 million, or -42.7%, during the month of April 2020. The state’s Revenue Estimating Conference has forecasted a $1 billion loss in revenues for Fiscal Year 2021 (the state's Fiscal Year End is June 30). Louisiana has about $7.1 billion in net tax-supported debt out-

standing. Based on Moody’s 2019 debt medians, Louisiana’s net tax-supported debt was 3.2% of personal income, placing it 16th highest among the states, whose median was 2.0%. Louisiana’s adjusted net pension liabilities are moderate when compared with other states. The State of Louisiana’s general obligation debt is rated Aa3 by Moody’s and AA- by S&P both with stable outlooks as of June 2020.
In 2019, North Carolina’s gross state product grew 2.3% compared to 2.4% the prior year, moving its ranking down to 22nd among all states. As the state’s economy continues transitioning away from old-line manufacturing into sectors oriented toward research, technology and services, the roles of the state’s high quality universities and research triangle will continue to become more important. While booming investment in and around the research triangle and ongoing strength in the financial sector will be the predominate drivers of economic growth over the near-term, the federal government continues to be one of the largest employers in the state; Fort Bragg and Camp Lejeune alone employ more than 111,000 workers. North Carolina continues to benefit from a consistently growing population as evidenced by annual population growth in each of the past ten years. Resident income levels trail the nation but are in line with historical trends and while the unemployment rate typically exceeds the national average, the state’s May 2020 unemployment rate of 12.9% was actually below the national average of 13.3%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 5.6% during the twelve months ended April 2020 (most recent data available at the time this report was prepared). North Carolina’s constitution constrains the amount of general obligation debt the state can issue in any biennium to two-thirds of the amount of general obligation debt paid down during the preceding biennium. Additionally, voters must approve any bond authorization above the two-thirds limit. This has resulted in a relatively low debt burden when compared to many of its peers. Moody’s May 2020 state debt median report notes that North Carolina ranked 36th for net tax-supported debt per capita and 32nd as a percent of personal income. Strong financial performance continued in Fiscal Year 2019 with the state posting (after transfers) a $585 million general fund surplus, which increased the general fund balance to $6B, or 14% of expenditures. The state’s operating revenues are primarily derived from personal and corporate income taxes, as well as sales tax collections. While general fund revenues were tracking ahead of budget through March 2020, North Carolina, like most states now faces potential budgetary shortfalls in Fiscal Year 2020 and Fiscal Year 2021 as a result of the COVID-19 crisis. The state’s revised revenue forecast released in May 2020 lowered Fiscal Year 2020 projected revenues by $1.6 billion and Fiscal Year 2021 revenues by $2.6 billion (the state's Fiscal Year End is June 30). Despite COVID-19 related budgetary pressure, we anticipate North Carolina’s overall credit profile to remain strong in comparison to peers, driven by a history of conservative fiscal management. As of May 2020, Moody’s, S&P and Fitch rated North Carolina general obligation debt at Aaa/AAA/AAA with stable outlooks.
Tennessee was well positioned economically and financially due to the favorable business climate, increased growth for inbound state relocation in recent years and solid reserves during the first ninth months of the reporting period. In 2019, the state’s economy grew at a slower rate than years past at 2.2%, or just below the national growth rate of 2.3%. As of May 2020, the state’s unemployment rate was 11.3%, compared to the nation at 13.3%. A focus on economic development and job creation has led to numerous companies relocating to the state or expanding operation in recent years and has been an important factor in the state’s growth. Jobs growth has attracted in-migration, with population continuing to increase at a faster pace than the nation; however, this is expected to now slow. Although Tennessee will be challenged due to its heavy reliance on sales tax and franchise and excise taxes on businesses (no state income tax), which combined make up about 40% of general fund revenues, reserves are strong have been growing in recent years and will allow the state to better weather the economic downturn than most. The rainy day fund has grown annually the past eight years to $875 million for Fiscal Year 2019, with expectations for a $325 million deposit for Fiscal Year 2020 to increase the fund to $1.2 billion. Due to declines in revenues from the COVID-19 crisis, Tennessee expects a $500 million shortfall for Fiscal Year 2020 and $1 billion for Fiscal Year 2021. Although the Governor’s new Fiscal Year 2021 budget has not been approved (the state's Fiscal Year End is June 30), it is likely to consist of various measures to counteract the revenue losses, including use of reserves, reducing capital projects and numerous spending cuts, which may include zeroing out planned pay raises for teachers and state workers. Positively, Tennessee has low debt and a well-funded pension system. As of May 2020, Tennessee’s general obligation bonds maintained ratings of Aaa (stable) from Moody’s and AAA (stable) from S&P.

Portfolio Managers’ Comments (continued)
How did the Funds perform during the twelve-month reporting period ended May 31, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of all four Funds underperformed the S&P Municipal Bond Index to varying degrees. The Georgia and North Carolina Funds outperformed their Lipper classification average, while the Louisiana and Tennessee Funds underperformed this performance measure.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2020?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Georgia Municipal Bond Fund
The Class A Shares of the Nuveen Georgia Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Credit quality positioning detracted from the Fund’s relative performance. Much of this impact came during the reporting period’s final months. In March 2020, the municipal bond market sharply sold off, as investors struggled with the economic shutdown caused by the COVID-19 crisis. Although the market downturn proved short-lived for higher quality bonds, lower rated debt recovered more slowly as the market bounced back in April and May 2020. Against this backdrop, a relative underweight in the outperforming AAA rated credit tier detracted from performance. Our overweight in bonds with A and BBB credit ratings, two categories that lagged the index, also hurt results.
Security selection also modestly detracted from performance. Specifically, the Fund’s allocation to dedicated-tax bonds, namely those backed by hotel-occupancy or narrow sales taxes, were relative underperformers, as the economy’s pause disproportionately hurt these securities. An offsetting positive impact, however, came from our investment in Oconee Regional Medical Center bonds, as the Fund continues to make recoveries from the Center's bankruptcy.
The Fund benefited from favorable duration (interest rate) positioning. Interest rates fell overall during the reporting period. Accordingly, the Fund’s overweight in bonds with longer effective durations and simultaneous underweight in shorter-duration bonds gave us more sensitivity to the beneficial market conditions and thus contributed to relative performance.
Sector positioning also added value, led by an overweight in the outperforming public-power category. Additionally, the Fund benefited from a significant underweight in certain metropolitan transit bonds found in the index but that make up an insignificant portion of the Georgia municipal marketplace and, by extension, the Fund. These securities struggled during the reporting period, as the national economic shutdown led to sharply reduced revenue collections for the issuers.
For roughly nine months of the reporting period, our management focus involved keeping the Fund invested. This involved buying bonds with the proceeds of new shareholder investments, calls and maturities. Fund purchases took place across several sectors and included local general obligation, airport, health care, utility, water/sewer, gas-prepaid and higher education bonds. These purchases often consisted of higher rated bonds, reflecting the higher quality nature of the Georgia marketplace, although we did favor lower investment grade rated issues when the opportunities presented.

Beginning in early March 2020, when market conditions abruptly shifted, shareholder purchases rapidly turned to shareholder redemptions. To manage the outflows, we tended to sell lower yielding bonds that had entered the portfolio relatively recently, at a time of relative strength in the marketplace.
The Fund also engaged in tax loss swaps. This strategy involved exchanging securities in the Fund with other similarly structured but better yielding issues. Thus, we were able to simultaneously improve the Fund’s yield while generating a tax loss we can apply against future gains.
Nuveen Louisiana Municipal Bond Fund
The Class A Shares of the Nuveen Louisiana Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Unfavorable credit quality positioning was the main negative factor behind the Fund’s relative performance. Because a relatively high proportion of the Louisiana municipal bond marketplace is of lower credit quality, the Fund had an overweight in bonds with credit ratings of BBB and below, including non-rated bonds. This detracted from results, as bonds of financially weaker issuers trailed those of their more creditworthy counterparts for the reporting period. Lower rated securities were hit the hardest when the municipal bond market sold off in March 2020 amid mounting concern about the COVID-19 crisis. Then, those securities failed to keep pace with higher rated bonds when the market bounced back in April and May 2020.
The Fund’s exposure to Louisiana tobacco bonds added value, given this segment’s relative outperformance. An overweight in the hospital sector also contributed, as did our minimal exposure to retirement community bonds, a struggling sector due to concern about the effect of the COVID-19 crisis on senior-housing facilities. In fact, one of the Fund’s weakest individual performers came from this sector. The Fund’s position in bonds for The Glen, an assisted living community in Shreveport, saw a significant decline in its price during this reporting period.
The Fund benefited from an underweight in Louisiana general obligation bonds, which were weak performers due to a sharp decline in the oil price. (Louisiana is well known for its reliance on the oil and gas industry.) At the same time, however, our exposure to bonds issued under the Gulf of Mexico Energy Security Act (GOMESA) proved detrimental. The GOMESA legislation created a revenue-sharing model for oil and gas producing states in the Gulf region, including Louisiana. In recent years, we have seen an increase in issuance of GOMESA bonds from parishes throughout the state, securitizing their future allocation to GOMESA revenues. Such bonds significantly underperformed during the reporting period in reaction to the falling price of oil, and this was a big factor behind the relative underperformance of the Louisiana municipal bond market, as well as the Fund.
For much of the reporting period, the Fund received substantial proceeds from bond maturities and calls and new investments from shareholders. To keep the Fund invested, we used these proceeds to acquire Louisiana bonds across various sectors. Our purchases included charter school, local sales tax, hospital, school district, water and sewer, and airport bonds, as well as GOMESA bonds we purchased early in the reporting period.
One notable new addition to the portfolio came in May 2020, when we added bonds for a project of NuStar Logistics, an oil and gas storage company, at what we believed was an especially attractive yield relative to the bonds’ underlying credit quality. We see NuStar as uniquely positioned to take advantage of supply backlogs in gas and oil. Because the company benefits from low oil prices, we believe its bonds are valuable diversifiers alongside our GOMESA debt.
The Fund’s purchase activity remained limited after the municipal market’s abrupt downturn in March 2020. We did engage in a few tax loss swaps, which involved exchanging existing portfolio holdings for others in the marketplace offering similar structures but better yields. With this strategy, we were able to simultaneously improve the Fund’s income while recognizing tax losses that we can apply against future capital gains.
Nuveen North Carolina Municipal Bond Fund

Portfolio Managers’ Comments (continued)
The Class A Shares of the Nuveen North Carolina Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Individual security selection detracted from the Fund’s relative performance. The Fund’s allocation to continuing care retirement community bonds hurt results. This debt struggled in the reporting period’s final months, as investors worried about the financial impact of the COVID-19 crisis on senior housing operators. Another challenge involved bonds, regardless of sector, which were acquired for the Fund early in 2020. These bonds were purchased at a relatively high point in the market, and were most vulnerable in the final months of the reporting period when conditions in the municipal bond market became more volatile.
The Fund benefited from favorable duration (interest rate) positioning. By maintaining a longer duration than the index, we were able to capture more of the positive effects of an overall decline in rates. Our overweight in bonds with effective durations of twelve years and longer proved especially helpful.
Credit rating and sector positioning also added value. From a credit standpoint, higher rated bonds were the market’s best overall performers. These bonds bounced back the strongest when the municipal market recovered after a brief but sharp downturn in March 2020. Thus, our overweighting in the AA rated credit tier of the marketplace added value, given these securities’ favorable result. A partly offsetting negative was a detrimental underweight in bonds rated AAA, the market’s highest quality tier.
The Fund’s sector positioning benefited the most from an underweight in dedicated-tax bonds, given that market segment’s underperformance and from our investment in toll-road bonds, although that positive impact was somewhat offset by an unhelpful underweight in the outperforming local general obligation (GO) segment.
Between the start of the reporting period and February 2020, and, to a lesser degree in the reporting period’s final month, when market conditions picked up after dramatically slowing in March and April, 2020 our priority was to keep the Fund invested. This entailed purchasing bonds with the proceeds we were consistently receiving via bond calls, bond maturities and new shareholder investments.
Purchases consisted of bonds across multiple market sectors, including local appropriation, state appropriation, local GO, higher education, dedicated-tax, water/sewer, health care, airport and toll-road bonds. Also, in the first half of the reporting period, we added to the Fund’s position in Puerto Rico sales tax bonds, known as COFINAs. Like all debt issued by U.S. territories, COFINA bonds may include exemption from most federal, state and local taxes.
Generally, our purchases emphasized bonds with intermediate and longer durations and relatively high credit ratings. Many of our purchases were offering coupons around 4%, which we generally saw as offering yield advantages relative to similarly structured 5% coupon debt.
In March 2020, conditions in the municipal bond market materially weakened, reflecting investors’ concern about the economic impact of the COVID-19 crisis. In this environment, we began experiencing shareholder redemptions. To generate the proceeds to meet these outflows, we were primarily selling lower yielding bonds we had recently purchased at a high point in the market. The Fund also engaged in some tax loss swaps, selling certain bonds and using the proceeds to buy similar bonds with better yields, thus improving the Fund’s income characteristics while generating a tax loss that we can apply against future gains.
Nuveen Tennessee Municipal Bond Fund
The Class A Shares of the Nuveen Tennessee Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Credit exposure posed the biggest challenge to the Fund’s relative performance. For the overall reporting period, higher rated bonds surpassed their lower rated counterparts. As the market bounced back from its sharp downturn in March 2020 related to the global economic shutdown surrounding the spread of the COVID-19 crisis, bonds of higher quality issuers were quicker to bounce back, and they did so more fully. Against this backdrop, the Fund’s relative overweights in A and BBB rated bonds proved detrimental on a relative basis, while our corresponding underweights in the market’s highest quality AAA and AA rated bonds detracted.

The Fund’s duration (interest rate) stance also hurt performance. Because rates fell during the reporting period, the portfolio’s shorter-than-index duration kept the Fund from benefiting as much from the drop in rates. In particular, the Fund was underweight bonds with effective durations of twelve years and longer, the best performing segment of the yield curve. We also had a relative overweight in the market’s very shortest bonds, a lagging market segment.
Individual security selection further hampered results. The Fund’s exposure to bonds backed by specific revenue sources seen as potentially vulnerable amid the COVID-19 crisis, including continuing care retirement community, lower rated higher education and dedicated-tax bonds. We also saw underperformance from bonds we had added to the portfolio at a relative high point in the market earlier in the year. These securities were purchased at higher prices and offered lower yields relative to other bonds in the portfolio.
A notable positive factor was our sector positioning. This derived partly from our allocation to pre-refunded bonds. The Fund also benefited meaningfully from our lack of exposure to certain poor performing transportation bonds that make up a meaningful portion of the index but are not present in the Tennessee municipal bond marketplace.
In roughly the first two-thirds of the reporting period, the Fund was receiving moderate inflows into the portfolio via new shareholder investments, bond calls and maturities, and periodic sales of very short maturity, high quality holdings. With these proceeds, we purchased bonds across several sectors, including health care, water/sewer and airport bonds. Other purchases included Puerto Rico sales-tax bonds known as COFINAs and a zero-coupon dedicated-tax bond issue. Like all debt issued by U.S. territories, COFINA bonds may include exemption from most federal, state and local taxes.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Georgia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	3.42%	2.82%	3.73%	0.84%
Class A Shares at maximum Offering Price	3/27/86	(0.89)%	1.95%	3.28%	-
S&P Municipal Bond Index	-	3.87%	3.68%	4.20%	-
Lipper Other States Municipal Debt Funds Classification Average	-	2.93%	2.77%	3.34%	-
Class C2 Shares	1/04/94	2.87%	2.25%	3.16%	1.39%
Class I Shares	2/14/97	3.60%	3.02%	3.93%	0.64%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.59%	2.01%	2.47%	1.64%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	3.24%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Louisiana Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/12/89	1.73%	3.01%	4.35%	0.85%
Class A Shares at maximum Offering Price	9/12/89	(2.57)%	2.13%	3.91%	-
S&P Municipal Bond Index	-	3.87%	3.68%	4.20%	-
Lipper Other States Municipal Debt Funds Classification Average	-	2.93%	2.77%	3.34%	-
Class C2 Shares	2/02/94	1.15%	2.43%	3.78%	1.40%
Class I Shares	2/25/97	1.94%	3.20%	4.56%	0.65%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	0.90%	2.18%	3.19%	1.65%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen North Carolina Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	3.68%	3.14%	3.82%	0.82%
Class A Shares at maximum Offering Price	3/27/86	(0.66)%	2.26%	3.38%	-
S&P Municipal Bond Index	-	3.87%	3.68%	4.20%	-
Lipper Other States Municipal Debt Funds Classification Average	-	2.93%	2.77%	3.34%	-
Class C2 Shares	10/04/93	3.12%	2.58%	3.26%	1.37%
Class I Shares	2/05/97	3.89%	3.35%	4.02%	0.62%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.85%	2.32%	2.83%	1.62%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	1.46%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Tennessee Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	11/02/87	2.43%	2.91%	3.79%	0.94%
Class A Shares at maximum Offering Price	11/02/87	(1.91)%	2.03%	3.34%	-
S&P Municipal Bond Index	-	3.87%	3.68%	4.20%	-
Lipper Other States Municipal Debt Funds Classification Average	-	2.93%	2.77%	3.34%	-
Class C2 Shares	10/04/93	1.86%	2.35%	3.22%	1.49%
Class I Shares	2/06/97	2.64%	3.12%	3.99%	0.74%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Share	2/10/14	1.60%	2.10%	2.62%	1.74%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	8.01%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Georgia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.26%	1.54%	1.82%	2.53%
SEC 30-Day Yield	1.29%	0.56%	0.81%	1.54%
Taxable-Equivalent Yield (46.6%)[2]	2.42%	1.05%	1.52%	2.88%
Nuveen Louisiana Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.93%	2.27%	2.48%	3.27%
SEC 30-Day Yield	2.10%	1.41%	1.66%	2.39%
Taxable-Equivalent Yield (44.4%)[2]	3.75%	2.52%	2.97%	4.27%
Nuveen North Carolina Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.06%	1.35%	1.61%	2.36%
SEC 30-Day Yield	1.36%	0.64%	0.89%	1.62%
Taxable-Equivalent Yield (46.1%)[2]	2.52%	1.19%	1.65%	3.01%

Nuveen Tennessee Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.90%	2.21%	2.46%	3.24%
SEC 30-Day Yield	1.43%	0.71%	0.95%	1.68%
Taxable-Equivalent Yield (41.8%)[2]	2.46%	1.22%	1.63%	2.89%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Georgia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.3%
Other Assets Less Liabilities	2.7%
Net Assets	100%

States and Territories (% of total municipal bonds)
Georgia	99.0%
Puerto Rico	1.0%
Total	100%
Portfolio Composition (% of total investments)
Utilities	18.7%
Water and Sewer	17.5%
Tax Obligation/Limited	15.8%
Tax Obligation/General	15.6%
Education and Civic Organizations	11.9%
Health Care	9.9%
Transportation	5.9%
Other	4.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.6%
AAA	6.0%
AA	59.8%
A	19.9%
BBB	8.3%
N/R (not rated)	1.4%
Total	100%

Nuveen Louisiana Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.0%
Common Stocks	2.2%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	3.7%
Net Assets	100%

States and Territories (% of total municipal bonds)
Louisiana	83.6%
Guam	5.3%
Ohio	2.5%
California	1.4%
New York	1.3%
Puerto Rico	1.2%
Iowa	1.0%
Colorado	0.7%
Virginia	0.6%
Texas	0.5%
Missouri	0.4%
Minnesota	0.4%
Illinois	0.3%
Wisconsin	0.3%
Virgin Islands	0.2%
Indiana	0.2%
New Jersey	0.1%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	19.7%
Education and Civic Organizations	17.3%
Health Care	12.4%
Transportation	11.5%
U.S. Guaranteed	7.1%
Water and Sewer	6.8%
Utilities	6.4%
Consumer Staples	5.8%
Other	13.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.1%
AAA	0.2%
AA	31.6%
A	28.3%
BBB	11.3%
BB or Lower	9.8%
N/R (not rated)	9.5%
N/A (not applicable)	2.2%
Total	100%

Holding Summaries    as of May 31, 2020 (continued)
Nuveen North Carolina Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.0%
Other Assets Less Liabilities	3.5%
Net Assets Plus Floating Rate Obligations	101.5%
Floating Rate Obligations	(1.5)%
Net Assets	100%

States and Territories (% of total municipal bonds)
North Carolina	97.7%
Puerto Rico	2.3%
Total	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	22.2%
Transportation	20.9%
Tax Obligation/Limited	17.3%
Health Care	14.4%
Water and Sewer	9.1%
Tax Obligation/General	8.3%
Other	7.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.1%
AAA	13.7%
AA	62.3%
A	12.9%
BBB	5.5%
N/R (not rated)	3.5%
Total	100%

Nuveen Tennessee Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	105.2%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations	106.7%
Floating Rate Obligations	(6.7)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Tennessee	98.0%
Puerto Rico	2.0%
Total	100%
Portfolio Composition (% of total investments)
U.S. Guaranteed	16.7%
Utilities	16.1%
Tax Obligation/Limited	15.0%
Water and Sewer	13.7%
Health Care	12.8%
Education and Civic Organizations	7.0%
Tax Obligation/General	6.5%
Transportation	6.4%
Other	5.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	11.5%
AAA	6.6%
AA	42.1%
A	25.3%
BBB	7.8%
N/R (not rated)	6.7%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2020.
The beginning of the period is December 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Georgia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.29	$1,002.18	$1,003.56	$1,007.13
Expenses Incurred During the Period	$ 4.16	$ 8.16	$ 6.86	$ 3.16
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.85	$1,016.85	$1,018.15	$1,021.85
Expenses Incurred During the Period	$ 4.19	$ 8.22	$ 6.91	$ 3.18
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.63%, 1.37% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Louisiana Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 997.37	$ 992.28	$ 993.56	$ 997.55
Expenses Incurred During the Period	$ 4.09	$ 8.07	$ 6.78	$ 3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.90	$1,016.90	$1,018.20	$1,021.90
Expenses Incurred During the Period	$ 4.14	$ 8.17	$ 6.86	$ 3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.36% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen North Carolina Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.82	$1,009.73	$1,011.09	$1,014.85
Expenses Incurred During the Period	$ 3.88	$ 7.89	$ 6.59	$ 2.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.15	$1,017.15	$1,018.45	$1,022.15
Expenses Incurred During the Period	$ 3.89	$ 7.92	$ 6.61	$ 2.88
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.31% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Tennessee Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.84	$1,001.60	$1,002.88	$1,006.72
Expenses Incurred During the Period	$ 3.91	$ 7.86	$ 6.61	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.15	$1,018.40	$1,022.10
Expenses Incurred During the Period	$ 3.94	$ 7.92	$ 6.66	$ 2.93
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.57%, 1.32% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust III and Shareholders of
Nuveen Georgia Municipal Bond Fund,
Nuveen Louisiana Municipal Bond Fund,
Nuveen North Carolina Municipal Bond Fund and
Nuveen Tennessee Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (four of the funds constituting Nuveen Multistate Trust III, hereafter collectively referred to as the "Funds") as of May 31, 2020, the related statements of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2020 and each of the financial highlights for each of the five years in the period ended May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 29, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Georgia Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 97.3%
	Education and Civic Organizations – 11.6%
$ 1,000	Fulton County Development Authority, Georgia, General Revenue Bonds, Spelman College, Refunding Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A1	$1,141,360
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts Center, Inc Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	2,210,500
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts Center, Inc Project, Series 2019A, 5.000%, 3/15/44	3/29 at 100.00	A2	2,257,960
2,750	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/40	7/27 at 100.00	A+	3,163,985
4,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	4,722,800
75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa1	78,564
3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa1	3,467,286
605	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 5.000%, 10/01/24	No Opt. Call	Baa1	661,253
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	2,143,800
17,830	Total Education and Civic Organizations			19,847,508
	Health Care – 9.7%
3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28 (4), (5)	6/20 at 100.00	N/R	268,369
486	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 10/01/20 (4), (5)	No Opt. Call	N/R	503,561
2,590	Brookhaven Development Authority, Georgia, Revenue Bonds, Children's Healthcare of Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44	7/29 at 100.00	AA+	2,906,990
2,355	Development Authority of Fulton County Revenue Bonds, Georgia, Piedmont Healthcare, Inc Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	AA-	2,668,168
2,500	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc Project, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	AA-	2,682,875
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2017B:
2,000	5.500%, 2/15/42	2/27 at 100.00	AA	2,435,180
3,000	5.250%, 2/15/45	2/27 at 100.00	AA	3,567,150
1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA-	1,478,159
17,581	Total Health Care			16,510,452

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 15.2%
$ 2,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center, Inc Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	$2,283,840
2,000	Carrollton Independent School System, Carroll County, Georgia, General Obligation Bonds, Series 2015, 5.000%, 4/01/32	4/26 at 100.00	AA+	2,427,340
825	Cherokee County School System, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	AA+	1,050,216
1,100	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding Series 2017, 5.000%, 2/01/34 – AGM Insured	2/27 at 100.00	AA	1,340,273
1,980	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	2,292,622
2,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2019, 5.000%, 2/01/41	2/29 at 100.00	AAA	2,574,560
240	Jackson County School District, Georgia, General Obligation Bonds, School Series 2019, 5.000%, 3/01/32	3/29 at 100.00	AA+	315,833
1,360	Lawrenceville Building Authority, Georgia, Revenue Bonds, Lawrenceville Performing Arts Complex Project, Series 2019A, 4.000%, 10/01/32	10/28 at 100.00	AA	1,638,093
4,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00	Aaa	4,765,600
1,000	Sumter County School District, Georgia, General Obligation Bonds, Series 2018, 5.500%, 10/01/27	No Opt. Call	Aa1	1,340,870
500	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation Certificates, Refunding Series 2019A, 5.000%, 10/01/35	10/29 at 100.00	Aa2	625,820
2,000	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/37	2/26 at 100.00	Aa1	2,375,060
	Warner Robins Public Facilities Authority, Georgia, Revenue Bonds, Warner Robins Projects, Series 2018:
1,090	5.000%, 7/01/31	7/28 at 100.00	Aa2	1,411,332
1,195	5.000%, 7/01/32	7/28 at 100.00	Aa2	1,536,304
21,290	Total Tax Obligation/General			25,977,763
	Tax Obligation/Limited – 15.3%
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta Parking Facility Project, Series 2017:
1,000	5.000%, 12/01/31	12/27 at 100.00	AA+	1,274,960
1,000	5.000%, 12/01/32	12/27 at 100.00	AA+	1,267,060
1,075	5.000%, 12/01/33	12/27 at 100.00	AA+	1,355,521
1,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Second Lien Series 2015B, 5.000%, 7/01/44	7/25 at 100.00	A1	1,556,715
2,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	2,670,050
425	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017, 5.000%, 12/01/24	No Opt. Call	A3	499,481
1,055	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/30	1/27 at 100.00	A2	1,264,206
595	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/34	7/23 at 100.00	A-	668,542

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 235	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993, 5.625%, 10/01/26 – NPFG Insured	No Opt. Call	Baa2	$250,675
200	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA-	231,018
2,500	Downtown Smyrna Development Authority, Georgia, General Obligation Bonds, Series 2005, 5.250%, 2/01/28	No Opt. Call	AAA	2,949,825
	East Point, Georgia, Tax Allocation Revenue Bonds, Camp Creek Tad Project, Series 2015:
500	5.000%, 8/01/20	No Opt. Call	BBB+	503,660
280	5.000%, 8/01/21	No Opt. Call	BBB+	294,367
1,671	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	1,917,740
2,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015A, 5.000%, 7/01/42	7/25 at 100.00	AA+	2,315,300
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B:
2,000	5.000%, 7/01/41	7/26 at 100.00	AA+	2,377,860
2,000	5.000%, 7/01/42	7/26 at 100.00	AA+	2,374,140
1,585	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	1,603,212
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	12/22 at 100.00	Aa2	869,818
22,931	Total Tax Obligation/Limited			26,244,150
	Transportation – 5.7%
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	AA-	2,115,400
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT)	7/29 at 100.00	AA-	2,164,420
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,425	5.000%, 1/01/32	1/24 at 100.00	AA-	2,715,491
2,000	5.000%, 1/01/33	1/24 at 100.00	AA-	2,232,920
	Augusta, Georgia, Airport Revenue Bonds, Refunding General Series 2015A:
160	5.000%, 1/01/32	1/25 at 100.00	BBB	169,525
170	5.000%, 1/01/33	1/25 at 100.00	BBB	179,054
100	5.000%, 1/01/34	1/25 at 100.00	BBB	105,278
150	5.000%, 1/01/35	1/25 at 100.00	BBB	157,758
9,005	Total Transportation			9,839,846
	U.S. Guaranteed – 4.6% (6)
1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A, 5.000%, 1/01/31 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	1,074,550
1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,505,532

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31 (Pre-refunded 5/01/24)	5/24 at 100.00	AA+	$590,940
1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)	5/22 at 100.00	AA+	1,499,066
1,000	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37 (Pre-refunded 2/01/24)	2/24 at 100.00	Aa3	1,160,390
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
138	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	144,302
374	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	395,570
410	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	434,135
1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)	10/21 at 100.00	Aa2	1,063,050
7,197	Total U.S. Guaranteed			7,867,535
	Utilities – 18.2%
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	BBB+	1,268,250
2,010	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	BBB+	2,039,346
1,900	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/31	3/27 at 100.00	A2	2,306,790
2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A1	2,102,780
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Series 2019B, 5.000%, 1/01/48	7/28 at 100.00	BBB+	3,240,630
1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/28 – AGM Insured	1/23 at 100.00	AA	1,339,956
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B:
500	5.000%, 3/15/21	No Opt. Call	A+	513,895
2,315	5.000%, 3/15/22	No Opt. Call	A+	2,458,669
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
360	5.500%, 9/15/23	No Opt. Call	A+	405,796
2,630	5.500%, 9/15/27	No Opt. Call	A+	3,278,242
2,750	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/49	No Opt. Call	A3	3,488,788
1,525	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	1,700,634
2,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory Put 9/01/23)	6/23 at 100.40	Aa2	2,166,480
1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Scherer Plant, First Series 1995, 2.250%, 7/01/25	6/24 at 100.00	A-	1,020,470
3,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A2	2,568,860

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A2	$ 1,172,586
29,090	Total Utilities			31,072,172
	Water and Sewer – 17.0%
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	Aa2	582,145
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2017A, 5.000%, 11/01/37	11/27 at 100.00	Aa2	1,246,200
1,635	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B, 5.000%, 11/01/47	11/27 at 100.00	Aa2	2,002,564
2,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	Aa2	2,150,700
1,430	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Bond Trust 2015-XF0234, 22.259%, 3/01/23, 144A (IF) (7)	No Opt. Call	Aa2	2,681,121
2,000	Cartersville, Georgia, Water and Sewer Revenue Bonds, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	AA-	2,465,880
3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	4,227,889
2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,635,225
	Etowah Water and Sewer Authority, Georgia, Revenue Bonds, Series 2019:
605	5.000%, 3/01/31 – BAM Insured	3/29 at 100.00	AA	786,875
2,000	5.000%, 3/01/32 – BAM Insured	3/29 at 100.00	AA	2,576,280
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	1,101,270
2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,152,700
1,500	Sinclair Water Authority, Georgia, Revenue Bonds, Refunding Series 2019, 4.000%, 4/01/44	4/29 at 100.00	AA	1,728,840
1,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/31	1/24 at 100.00	AA	1,135,780
	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Walton-Hard Labor Creek Reservoir Project, Refunding Series 2016A:
540	5.000%, 2/01/36	2/26 at 100.00	Aa2	642,368
800	5.000%, 2/01/37	2/26 at 100.00	Aa2	949,200
23,920	Total Water and Sewer			29,065,037
$ 148,844	Total Long-Term Investments (cost $159,598,552)			166,424,463
	Other Assets Less Liabilities – 2.7%			4,600,046
	Net Assets – 100%			$ 171,024,509

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.

Nuveen Louisiana Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.2%
	MUNICIPAL BONDS – 94.0%
	Consumer Discretionary – 0.2%
$ 435	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	6/20 at 100.00	N/R	$ 425,908
	Consumer Staples – 5.6%
3,655	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	3,373,601
2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	6/20 at 100.00	B2	2,001,080
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	506,235
680	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/20 at 100.00	N/R	638,935
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	311,573
2,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	A-	2,838,465
200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	209,942
1,160	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,082,013
11,175	Total Consumer Staples			10,961,844
	Education and Civic Organizations – 16.6%
1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,077,540
1,025	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.500%, 6/15/38, 144A	6/28 at 100.00	N/R	1,044,291
815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	894,707
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc- Student Housing & Parking Project, Series 2018, 5.000%, 10/01/48 – AGM Insured	10/27 at 100.00	AA	3,340,260
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative Student Facilities, 5.000%, 10/01/34 – AGM Insured	10/25 at 100.00	AA	1,179,000
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc Project, Refunding Series, 5.000%, 7/01/33	7/23 at 100.00	A3	2,232,780

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking - Cowboy Faciliites, Inc Project, Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	$1,288,015
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ragin' Cajun Facilities Inc- Student Housing & Parking Project, Series 2017, 5.000%, 10/01/39 – AGM Insured	10/27 at 100.00	AA	2,412,760
1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University student Housing/University Facilities Project, Series 2017, 5.000%, 8/01/42 – AGM Insured	8/27 at 100.00	AA	1,799,355
1,300	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/39, 144A	6/27 at 100.00	N/R	1,219,608
220	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Tulane University, Refunding Series 2017A, 5.000%, 12/15/30	12/27 at 100.00	A	259,105
1,680	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,546,978
	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University GreenHouse District Phase II Project, Series 2017:
200	5.000%, 7/01/42	7/27 at 100.00	A	219,410
1,500	5.000%, 7/01/47	7/27 at 100.00	A	1,634,040
2,595	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University GreenHouse District Phase III Project, Series 2019A, 5.000%, 7/01/59	7/29 at 100.00	A	2,835,634
	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University Nicolson Gateway Project, Series 2016A:
1,500	5.000%, 7/01/46	7/26 at 100.00	A	1,618,380
1,000	5.000%, 7/01/56	7/26 at 100.00	A	1,072,800
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	B1	625,000
1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,080,488
3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Baa1	3,034,770
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	1,547,040
800	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014, 5.000%, 9/01/31 – AGM Insured	9/24 at 100.00	AA	900,232
30,890	Total Education and Civic Organizations			32,862,193
	Energy – 0.7%
1,210	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	1,252,266
175	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB	164,687
1,385	Total Energy			1,416,953

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 12.0%
$ 2,100	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39	12/29 at 100.00	BB+	$2,284,086
390	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/39	8/29 at 100.00	BBB+	442,744
505	Illinois Finance Authority, Revenue Bonds, Ascension Health/fka Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	591,320
1,980	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	B	2,007,859
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A, 5.000%, 10/01/41	10/27 at 100.00	A	3,444,840
2,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Christus Health, Series 2019A, 5.000%, 7/01/48	1/29 at 100.00	A+	2,277,220
1,610	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/46	5/27 at 100.00	A3	1,789,515
1,575	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/41	11/25 at 100.00	BBB+	1,694,227
1,775	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25	No Opt. Call	A2	1,986,331
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	A	1,104,050
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45	6/28 at 100.00	A+	3,503,400
200	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	217,554
50	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc, Series 2017A, 5.350%, 12/01/45	12/27 at 100.00	BBB-	52,701
1,000	St Tammany Parish Hospital District No 1, Louisiana, Hospital Revenue and Revenue Refunding Bonds, St Tammany Parish Hospital Project, Series 2018, 4.000%, 7/01/43	7/28 at 100.00	A+	1,093,670
1,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A	1,133,239
21,270	Total Health Care			23,622,756
	Housing/Multifamily – 1.5%
1,870	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	1,941,920
1,310	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27	12/22 at 105.00	BB+	1,098,003
3,180	Total Housing/Multifamily			3,039,923
	Industrials – 1.9%
305	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B-	274,698
835	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc., Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	838,014

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	$1,011,120
40	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	40,171
60	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/20 at 104.00	BB-	62,152
250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	243,240
290	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A	11/29 at 100.00	N/R	223,529
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint John the Baptist Parish GOMESA Project, Series 2019, 3.900%, 11/01/44, 144A	11/29 at 100.00	N/R	82,817
110	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	89,982
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018:
100	5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	95,442
100	5.500%, 11/01/39, 144A	11/28 at 100.00	N/R	93,060
1,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A (4)	No Opt. Call	N/R	10
200	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	198,322
300	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B-	266,775
205	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 3/01/30), 144A (WI/DD, Settling 6/03/20)	No Opt. Call	BB-	224,262
4,895	Total Industrials			3,743,594
	Long-Term Care – 1.3%
2,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, The Glen Retirement System Project, Series 2019A, 5.000%, 1/01/49	1/26 at 103.00	N/R	2,194,472
400	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/37	11/24 at 100.00	N/R	395,488
3,200	Total Long-Term Care			2,589,960
	Materials – 2.7%
2,570	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	2,554,580
1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	Baa2	1,501,425

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Materials (continued)
$ 1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-2, 6.500%, 11/01/35	11/20 at 100.00	Baa2	$1,000,950
250	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	BBB-	229,350
5,320	Total Materials			5,286,305
	Tax Obligation/General – 4.2%
	Calcasieu Parish School District 23, Louisiana, General Obligation Bonds, Public School Improvement Series 2019:
1,055	4.000%, 9/01/37 – BAM Insured	9/29 at 100.00	AA	1,241,661
1,600	4.000%, 9/01/38 – BAM Insured	9/29 at 100.00	AA	1,875,440
1,430	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	1,505,461
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
125	5.000%, 12/01/27	12/25 at 100.00	AA-	152,671
525	5.000%, 12/01/29	12/25 at 100.00	AA-	637,859
685	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A2	717,716
2,220	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	2,240,335
7,640	Total Tax Obligation/General			8,371,143
	Tax Obligation/Limited – 18.8%
1,260	Broussard, Louisiana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A-	1,356,705
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,051,960
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,044,240
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,250	5.000%, 1/01/26	1/22 at 100.00	BB	1,278,437
1,000	5.125%, 1/01/42	1/22 at 100.00	BB	1,014,900
100	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 5.750%, 11/01/21	5/21 at 100.00	BB	100,796
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/26	No Opt. Call	BB	1,080,520
1,000	5.000%, 12/01/34	12/26 at 100.00	BB	1,060,580
3,000	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	3,576,480
	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2019B:
2,000	4.000%, 12/01/38 – AGM Insured	12/29 at 100.00	AA	2,328,380
5,000	4.000%, 12/01/42 – AGM Insured	12/29 at 100.00	AA	5,765,200
505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/26	No Opt. Call	A1	618,383

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	$956,286
	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, LCTCS Act 360 Project, Series 2014:
2,000	5.000%, 10/01/35	10/24 at 100.00	A+	2,158,180
2,000	5.000%, 10/01/37	10/24 at 100.00	A+	2,149,660
3,000	5.000%, 10/01/39	10/24 at 100.00	A+	3,214,980
1,435	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Bossier City Projects, Series 2015, 5.000%, 6/01/30	6/25 at 100.00	AA	1,721,196
1,400	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Community and Technical College System Facilities Corporation Project, Capital Appreciation, 0.000%, 10/01/20	No Opt. Call	A+	1,397,368
500	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	AA-	496,140
1,500	Louisiana State, Highway Improvement Revenue Bonds, Series 2014A, 5.000%, 6/15/34	6/24 at 100.00	AA-	1,715,925
500	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 5.000%, 12/01/27, 144A	No Opt. Call	N/R	441,895
	Saint Charles Parish School Board, Louisiana, Sales & Use Tax Bonds, Series 2019:
750	4.000%, 8/01/37	8/29 at 100.00	AA	893,663
680	4.000%, 8/01/39	8/29 at 100.00	AA	804,032
1,000	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	825,060
160	West Trace Community Development District, Westlake, Louisiana, Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46	No Opt. Call	N/R	141,106
33,940	Total Tax Obligation/Limited			37,192,072
	Transportation – 11.1%
1,535	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,567,281
2,750	Board of Commissioners of the Port of New Orleans Port Facility Revenue Bonds, Louisiana, Refunding Series 2018B, 5.000%, 4/01/45 – AGM Insured (AMT)	4/28 at 100.00	AA	3,285,012
785	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	773,924
805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	925,822
1,000	Greater New Orleans Expressway Commission, Louisiana, Toll Revenue Bonds, Subordinate Lien Series 2017, 5.000%, 11/01/47 – AGM Insured	11/25 at 100.00	AA	1,170,380
500	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/22 (AMT)	No Opt. Call	BBB+	502,550
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc., Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB-	999,920
2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 (AMT)	1/24 at 100.00	AA	2,225,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,470	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A	7/23 at 100.00	N/R	$1,519,451
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, Gilf Opportunity Zone Project, Refunding Series 2019:
200	4.000%, 1/01/37	1/29 at 100.00	A	220,536
1,000	4.000%, 1/01/38	1/29 at 100.00	A	1,099,100
1,015	4.000%, 1/01/39	1/29 at 100.00	A	1,112,298
2,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/35 (AMT)	1/25 at 100.00	A	2,232,300
2,000	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/48 – AGM Insured	10/28 at 100.00	AA	2,357,680
840	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	877,439
1,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	1,043,530
19,900	Total Transportation			21,912,223
	U.S. Guaranteed – 6.8% (5)
500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Bonds, Refunding Series 2011, 5.125%, 4/01/37 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R	520,210
1,220	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,260,516
1,000	Kenner Consolidated Sewer District, Louisiana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 (Pre-refunded 11/01/21) – AGM Insured	11/21 at 100.00	AA	1,067,000
1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc Housing & Parking Project, Series 2010, 5.250%, 10/01/30 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	1,525,110
1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	AA	1,916,970
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA	1,071,720
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Series 2010A, 6.000%, 10/01/44 (Pre-refunded 10/01/20)	10/20 at 100.00	A2	101,763
25	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (ETM)	No Opt. Call	A2	31,691
750	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R	791,828
	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A	1,399,629
500	5.000%, 4/01/32 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A	562,100

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	Saint Tammany Parish, Louisiana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40 (Pre-refunded 8/01/20)	8/20 at 100.00	AA-	$1,007,980
500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+	527,885
1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37 (Pre-refunded 11/01/22)	11/22 at 100.00	AA-	1,670,595
12,690	Total U.S. Guaranteed			13,454,997
	Utilities – 4.0%
2,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	2,145,920
1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA	1,678,035
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	2,608,175
2,130	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)	No Opt. Call	N/R	10,650
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	5,000
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)	No Opt. Call	N/R	1,000,000
310	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	1,550
500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	6/20 at 100.00	CCC	427,955
10,940	Total Utilities			7,877,285
	Water and Sewer – 6.6%
1,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B, 5.000%, 2/01/39	2/25 at 100.00	AA	1,166,310
1,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A, 4.000%, 2/01/45	2/29 at 100.00	AA	1,950,398
1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/39	2/24 at 100.00	AA-	1,684,635
1,500	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,659,915
1,315	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A	1,521,376
200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/34	12/24 at 100.00	A-	231,708
365	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	412,424
1,500	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Series 2003A Refunding, 5.000%, 12/01/32 – BAM Insured	12/28 at 100.00	AA	1,911,015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,000	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Series 2016B, 5.000%, 12/01/41 – BAM Insured	12/26 at 100.00	AA	$ 2,397,980
11,045	Total Water and Sewer			12,935,761
$ 177,905	Total Municipal Bonds (cost $182,189,422)			185,692,917

Shares	Description (1)	Value
	COMMON STOCKS – 2.2%
	Electric Utilities – 2.2%
110,433	Energy Harbor Corp, (6), (7), (8)	$ 4,251,671
	Total Common Stocks (cost $2,952,458)	4,251,671
	Total Long-Term Investments (cost $185,141,880)	189,944,588

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Tax Obligation/Limited – 0.1%
$ 300	Louisiana Public Facilities Authority, Equipment and Capital Facilities Loan Program Revenue Bonds, Variable Rate Demand Obligations, Series 2004, 0.380%, 7/01/21 (Mandatory Put 7/09/20) (9)	7/20 at 100.00	VMIG-1	$ 300,000
$ 300	Total Short-Term Investments (cost $300,000)			300,000
	Total Investments (cost $185,441,880) – 96.3%			190,244,588
	Other Assets Less Liabilities – 3.7%			7,226,648
	Net Assets – 100%			$ 197,471,236

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 - Subsequent Events for more information.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen North Carolina Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.0%
	MUNICIPAL BONDS – 98.0%
	Education and Civic Organizations – 21.8%
$ 1,995	Appalachian State University, North Carolina, General Revenue Bonds, Millennial Campus End Zone Project, Series 2018, 5.000%, 5/01/44	5/28 at 100.00	A1	$2,343,088
2,000	Appalachian State University, North Carolina, General Revenue Bonds, Series 2019, 4.000%, 10/01/48	10/29 at 100.00	Aa3	2,286,140
1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A3	1,042,680
2,595	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	AA-	2,912,420
2,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	AA-	2,424,260
	Elizabeth City State University, North Carolina, General Revenue Bonds, Series 2019:
620	5.000%, 4/01/26 – AGM Insured	No Opt. Call	AA	728,289
645	5.000%, 4/01/27 – AGM Insured	No Opt. Call	AA	771,775
425	5.000%, 4/01/28 – AGM Insured	No Opt. Call	AA	518,479
465	5.000%, 4/01/29 – AGM Insured	No Opt. Call	AA	576,223
745	5.000%, 4/01/30 – AGM Insured	4/29 at 100.00	AA	917,348
1,500	5.000%, 4/01/40 – AGM Insured	4/29 at 100.00	AA	1,766,085
4,500	North Carolina Agricultural & Technical State University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/40	10/25 at 100.00	AA-	5,073,840
1,930	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37	10/21 at 100.00	A1	2,028,314
2,440	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds, High Point University, Series 2012, 5.000%, 5/01/32	5/21 at 100.00	A-	2,503,147
2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014, 5.000%, 3/01/45	3/22 at 100.00	AA+	2,142,020
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A:
5,000	5.000%, 10/01/41	10/25 at 100.00	AA+	6,220,800
9,420	5.000%, 10/01/55	10/25 at 100.00	AA+	11,719,987
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A, 5.000%, 4/01/28	4/23 at 100.00	A-	1,060,650
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Refunding Series 2016:
800	4.000%, 6/01/33	6/26 at 100.00	BBB+	812,368
685	4.000%, 6/01/34	6/26 at 100.00	BBB+	694,028
5,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Refunding Series 2018, 5.000%, 6/01/38	6/26 at 100.00	BBB+	5,320,200

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 7,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2018, 5.000%, 1/01/48	1/28 at 100.00	AA	$9,142,575
	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
3,140	5.000%, 10/01/26	4/26 at 100.00	A3	3,651,098
3,215	5.000%, 10/01/27	4/26 at 100.00	A3	3,705,352
1,035	North Carolina Central University, General Revenue Bonds, Series 2019, 5.000%, 4/01/38	4/29 at 100.00	A3	1,185,096
2,750	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	3,115,282
5,000	University of North Carolina, Asheville, General Revenue Bonds, Refunding Series 2017, 5.000%, 6/01/42	6/26 at 100.00	A1	5,694,700
	University of North Carolina, Asheville, General Revenue Bonds, Refunding Series 2019:
1,025	5.000%, 6/01/30	6/29 at 100.00	A1	1,294,514
1,000	5.000%, 6/01/31	6/29 at 100.00	A1	1,254,550
1,125	5.000%, 6/01/32	6/29 at 100.00	A1	1,400,344
1,180	5.000%, 6/01/33	6/29 at 100.00	A1	1,459,200
1,240	5.000%, 6/01/34	6/29 at 100.00	A1	1,528,548
2,750	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997, 0.000%, 8/01/20	No Opt. Call	Aaa	2,749,010
4,590	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	5,249,767
230	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31	10/27 at 100.00	Aa3	284,915
1,975	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014, 5.000%, 4/01/31	4/24 at 100.00	Aa3	2,235,858
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017:
7,515	5.000%, 10/01/42	10/27 at 100.00	Aa3	9,044,603
1,250	5.000%, 10/01/47	10/27 at 100.00	Aa3	1,494,925
2,915	University of North Carolina, Charlotte, General Revenue Bonds, Series 2020A, 4.000%, 10/01/45	10/29 at 100.00	Aa3	3,320,768
	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 4/01/30	4/28 at 100.00	Aa3	1,265,770
835	5.000%, 4/01/31	4/28 at 100.00	Aa3	1,050,655
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,085	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,234,741
2,070	5.000%, 4/01/39	4/24 at 100.00	Aa3	2,323,202
6,000	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018, 5.000%, 4/01/43	4/28 at 100.00	Aa3	7,291,620

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of North Carolina, Wilmington, General Revenue Bonds, Refunding Series 2019B:
$ 1,000	5.000%, 10/01/34	10/29 at 100.00	Aa3	$1,302,280
1,275	5.000%, 10/01/35	10/29 at 100.00	Aa3	1,652,375
595	4.000%, 10/01/36	10/29 at 100.00	Aa3	705,718
2,045	4.000%, 10/01/37	10/29 at 100.00	Aa3	2,418,703
4,500	Western Carolina University, North Carolina, General Revenue Bonds, Series 2018, 5.000%, 10/01/43	4/28 at 100.00	Aa3	5,517,585
116,605	Total Education and Civic Organizations			136,435,895
	Health Care – 14.1%
	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A:
3,030	5.125%, 1/15/37	1/21 at 100.00	AA-	3,092,570
3,000	5.250%, 1/15/42	1/21 at 100.00	AA-	3,059,460
1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA-	1,711,125
	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2016A:
2,000	5.000%, 1/15/25	No Opt. Call	AA-	2,366,580
3,000	5.000%, 1/15/36	1/26 at 100.00	AA-	3,489,270
1,685	5.000%, 1/15/40	1/26 at 100.00	AA-	1,943,631
1,000	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 4.250%, 11/01/32	5/22 at 100.00	BBB	1,030,990
	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2017:
2,895	5.000%, 10/01/35	10/27 at 100.00	A+	3,418,126
2,990	5.000%, 10/01/42	10/27 at 100.00	A+	3,470,254
960	5.000%, 10/01/47	10/27 at 100.00	A+	1,107,197
4,735	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 4.000%, 7/01/49	1/30 at 100.00	AA-	5,171,756
2,770	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2010A, 5.000%, 1/01/36	6/20 at 100.00	A	2,775,125
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A:
2,200	5.000%, 10/01/25	10/22 at 100.00	A-	2,374,922
2,300	5.000%, 10/01/26	10/22 at 100.00	A-	2,476,732
555	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	716,055
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant Health Inc, Series 2010A:
5,350	5.250%, 11/01/40	11/20 at 100.00	AA-	5,421,904
10,000	4.750%, 11/01/43	11/20 at 100.00	AA-	10,106,200

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 4,905	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant Health Obligated Group, Series 2019A, 4.000%, 11/01/49	11/29 at 100.00	AA-	$5,390,742
2,950	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA-	3,250,044
5,860	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A+	6,544,214
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	12/22 at 100.00	A	2,102,300
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	5,363,650
	North Carolina Medical Care Commission, Health Care Facilities Revenues Bonds, Wake Forest Baptist Obligated Group, Series 2019A:
1,000	5.000%, 12/01/31	12/28 at 100.00	A	1,216,790
1,000	5.000%, 12/01/33	12/28 at 100.00	A	1,202,930
1,385	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999, 5.500%, 10/01/29 – RAAI Insured	6/20 at 100.00	AA	1,388,906
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012:
865	5.000%, 6/01/25	6/22 at 100.00	BBB+	924,849
2,000	5.000%, 6/01/32	6/22 at 100.00	BBB+	2,101,120
	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019:
2,295	5.000%, 2/01/45	No Opt. Call	AA	3,303,997
1,060	5.000%, 2/01/49	No Opt. Call	AA	1,565,238
80,405	Total Health Care			88,086,677
	Housing/Single Family – 0.3%
1,795	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	1,824,205
	Long-Term Care – 0.9%
1,500	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Sharon Towers, Series 2019A, 5.000%, 7/01/49	7/26 at 103.00	N/R	1,514,115
2,735	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	2,753,133
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2016A:
550	5.000%, 10/01/30	10/26 at 100.00	BBB	563,447
225	5.000%, 10/01/31	10/26 at 100.00	BBB	229,757
725	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2019A, 5.000%, 1/01/39	1/27 at 103.00	N/R	710,362
5,735	Total Long-Term Care			5,770,814

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 8.1%
	Asheville, North Carolina, General Obligation Bonds, Refunding Series 2020A:
$ 1,040	2.000%, 6/01/37	6/30 at 100.00	AAA	$1,030,598
1,040	2.000%, 6/01/40	6/30 at 100.00	AAA	1,011,442
	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/28	7/26 at 100.00	AAA	1,258,790
1,250	5.000%, 7/01/30	7/26 at 100.00	AAA	1,559,625
2,000	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2019A, 5.000%, 6/01/34	6/29 at 100.00	AAA	2,653,840
	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	Aa1	367,185
1,150	5.000%, 6/01/26	No Opt. Call	Aa1	1,438,489
1,000	5.000%, 6/01/28	6/26 at 100.00	Aa2	1,245,070
1,795	5.000%, 6/01/30	6/26 at 100.00	Aa2	2,209,735
1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	6/20 at 100.00	AA+	1,505,070
1,000	Guilford County, North Carolina, General Obligation Bonds, Public Improvement Series 2017B, 5.000%, 5/01/26	No Opt. Call	AAA	1,262,010
2,285	Guilford County, North Carolina, General Obligation Bonds, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	AAA	2,954,208
2,000	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/26	No Opt. Call	AAA	2,567,400
4,000	North Carolina State, General Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/23	No Opt. Call	AAA	4,572,840
11,570	North Carolina State, General Obligation Bonds, Series 2015A, 5.000%, 6/01/24 (UB) (4)	No Opt. Call	AAA	13,735,094
2,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	2,548,780
1,260	Sampson County Water & Sewer District II, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A1	1,492,130
1,575	Wake County, North Carolina, General Obligation Bonds, Public Improvement Series 2014, 5.000%, 9/01/20	No Opt. Call	AAA	1,594,105
500	Wake County, North Carolina, Limited Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/35	12/26 at 100.00	AA+	613,635
2,045	Wake County, North Carolina, Limited Obligation Bonds, Series 2018A, 5.000%, 8/01/36	8/28 at 100.00	AA+	2,597,620
2,000	Wake County, North Carolina, Limited Obligation Bonds, Series 2019, 5.000%, 9/01/36	9/29 at 100.00	AA+	2,606,640
42,310	Total Tax Obligation/General			50,824,306
	Tax Obligation/Limited – 17.0%
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2015:
1,250	5.000%, 6/01/33	6/25 at 100.00	AA+	1,469,088
1,375	5.000%, 6/01/35	6/25 at 100.00	AA+	1,608,324
	Burke County, North Carolina, Limited Obligation Bonds, Series 2018:
400	5.000%, 4/01/29	4/27 at 100.00	Aa3	507,872
100	5.000%, 4/01/31	4/27 at 100.00	Aa3	125,051

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2019A:
$ 1,010	5.000%, 6/01/40	6/29 at 100.00	AA+	$1,261,197
3,500	5.000%, 6/01/44	6/29 at 100.00	AA+	4,326,945
	Charlotte, North Carolina, Certificates of Participation, Refunding Cultural Arts Facilities Series 2019B:
4,080	5.000%, 6/01/35	6/29 at 100.00	AA+	5,216,158
1,930	5.000%, 6/01/37	6/29 at 100.00	AA+	2,447,626
2,505	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,936,762
	Davidson County, North Carolina, Limited Obligation Bonds, Series 2020:
500	4.000%, 6/01/38	6/30 at 100.00	Aa2	599,930
500	4.000%, 6/01/39	6/30 at 100.00	Aa2	597,980
	Duplin County, North Carolina, Limited Obligation Bonds, County Water Districts, Series 2016:
1,475	5.000%, 4/01/32	4/26 at 100.00	A+	1,753,539
1,000	5.000%, 4/01/34	4/26 at 100.00	A+	1,180,270
1,265	Durham Capital Financing Corporation, Durham County, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	AA+	1,577,746
2,535	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series 2018A, 5.000%, 4/01/42	4/28 at 100.00	AA+	3,154,960
488	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	493,402
	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015:
570	4.375%, 3/01/25, 144A	No Opt. Call	N/R	557,204
1,600	5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,486,512
5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25	5/24 at 100.00	AA+	5,865,950
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
4,395	5.000%, 5/01/29	5/27 at 100.00	AA+	5,605,735
8,950	5.000%, 5/01/30	5/27 at 100.00	AA+	11,355,312
	North Carolina State, Limited Obligation Bonds, Series 2019A:
2,500	5.000%, 5/01/31	5/29 at 100.00	AA+	3,335,650
2,500	5.000%, 5/01/32	5/29 at 100.00	AA+	3,309,800
	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
1,810	5.000%, 7/01/29	7/21 at 100.00	AA+	1,893,767
9,375	5.000%, 7/01/36	7/21 at 100.00	AA+	9,783,937
500	5.000%, 7/01/41	7/21 at 100.00	AA+	520,705
1,000	Onslow County, North Carolina, Limited Obligation Bonds, Series 2016, 5.000%, 10/01/27	10/26 at 100.00	Aa2	1,260,990
11,946	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	12,083,260

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,200	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured COFINA Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	$2,180,772
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
455	5.000%, 10/01/33	10/24 at 100.00	AA+	525,156
750	5.000%, 10/01/34	10/24 at 100.00	AA+	863,955
1,000	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/29	5/26 at 100.00	AA+	1,234,070
2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Refunding Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA	3,338,544
2,445	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35	12/25 at 100.00	A1	2,889,794
3,570	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017, 5.000%, 9/01/40	9/27 at 100.00	A1	4,348,117
	Scotland County, North Carolina, Limited Obligation Bonds, Series 2017:
500	5.000%, 12/01/30	12/27 at 100.00	A	622,730
250	5.000%, 12/01/33	12/27 at 100.00	A	306,240
	Scotland County, North Carolina, Limited Obligation Bonds, Series 2018:
660	5.000%, 12/01/33	12/28 at 100.00	A	826,828
690	5.000%, 12/01/35	12/28 at 100.00	A	857,339
1,000	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 6/01/30	6/26 at 100.00	AA+	1,231,700
225	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/20 at 100.00	AA+	225,731
550	Winston-Salem, North Carolina, Limited Obligation Bonds, Series 2020A, 5.000%, 6/01/25	No Opt. Call	AA+	675,312
91,304	Total Tax Obligation/Limited			106,441,960
	Transportation – 20.5%
6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	AA-	6,020,460
10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (AMT)	7/20 at 100.00	AA-	10,315,980
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
4,000	5.000%, 7/01/32	7/24 at 100.00	AA-	4,530,720
5,000	5.000%, 7/01/33	7/24 at 100.00	AA-	5,646,500
4,935	5.000%, 7/01/34	7/24 at 100.00	AA-	5,562,732
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2017A:
1,925	5.000%, 7/01/42	7/27 at 100.00	Aa3	2,245,840
6,610	5.000%, 7/01/47	7/27 at 100.00	Aa3	7,663,436
3,500	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2019A, 4.000%, 7/01/44	7/29 at 100.00	Aa3	3,838,835

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
$ 1,500	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB-	$1,552,365
11,170	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB-	11,400,325
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C:
865	0.000%, 7/01/27	7/26 at 96.08	BBB	668,982
880	0.000%, 7/01/29	7/26 at 87.76	BBB	614,830
175	0.000%, 7/01/32	7/26 at 75.72	BBB	104,113
1,500	0.000%, 7/01/34	7/26 at 68.37	BBB	798,270
2,905	0.000%, 7/01/35	7/26 at 64.91	BBB	1,461,157
3,735	0.000%, 7/01/38	7/26 at 55.68	BBB	1,589,392
3,995	0.000%, 7/01/39	7/26 at 52.96	BBB	1,609,066
2,385	0.000%, 7/01/40	7/26 at 50.36	BBB	911,976
1,200	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	BBB	1,254,048
15,500	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019, 0.000%, 1/01/47	1/30 at 58.00	AA+	6,964,305
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017:
1,000	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,192,910
1,415	5.000%, 1/01/39 – AGM Insured	1/27 at 100.00	AA	1,639,688
4,625	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018A, 4.000%, 1/01/33	1/28 at 100.00	AA+	5,471,005
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2009B:
70	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	48,600
3,760	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	2,503,333
21,205	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	13,578,834
20,150	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	12,411,997
15,615	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	9,237,834
4,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019, 5.000%, 1/01/49 – AGM Insured	1/30 at 100.00	AA	4,801,040
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2015A:
1,225	5.000%, 5/01/29	5/25 at 100.00	Aa3	1,425,238
300	5.000%, 5/01/30	5/25 at 100.00	Aa3	347,652
790	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A, 5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	952,321
162,215	Total Transportation			128,363,784

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 4.2% (5)
	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
$ 300	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	AA+	$326,472
350	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	AA+	380,884
1,465	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/28 (Pre-refunded 4/01/22)	4/22 at 100.00	AA-	1,592,851
1,215	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2014A, 5.000%, 6/01/40 (Pre-refunded 6/01/24)	6/24 at 100.00	AA+	1,443,335
	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strwan and Parktowne Rehabilitation Project, Series 2011:
295	4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	312,113
2,705	4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	2,861,917
250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	257,190
6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	AAA	6,709,184
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
15	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	16,345
520	6.000%, 1/01/22 – RAAI Insured (ETM)	No Opt. Call	AA	567,481
310	6.000%, 1/01/26 (ETM)	No Opt. Call	N/R	405,111
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A:
750	5.000%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	AA	820,612
380	5.000%, 6/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	AA	415,777
3,000	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	AA	3,282,450
1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	1,572,133
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/31 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	5,654,250
24,405	Total U.S. Guaranteed			26,618,105
	Utilities – 2.2%
1,000	Concord, North Carolina, Utilities Systems Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/33	6/26 at 100.00	Aa2	1,208,230
3,330	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2016, 4.000%, 4/01/46	4/26 at 100.00	Aa1	3,668,328
4,950	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2019, 5.000%, 8/01/44	8/29 at 100.00	Aa1	6,274,076
1,430	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2017, 5.000%, 3/01/43	3/27 at 100.00	A+	1,713,254
740	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	895,637
11,450	Total Utilities			13,759,525

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.9%
	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2020:
$ 1,350	5.000%, 4/01/31 (WI/DD, Settling 6/04/20)	4/30 at 100.00	AA-	$1,828,143
800	5.000%, 4/01/32 (WI/DD, Settling 6/04/20)	4/30 at 100.00	AA-	1,072,608
2,115	Cape Fear Public Utility Authority, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2019A, 4.000%, 8/01/44	8/29 at 100.00	AA+	2,446,886
	Cary, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017:
400	4.000%, 12/01/38	12/26 at 100.00	AAA	459,940
1,700	5.000%, 12/01/41	12/26 at 100.00	AAA	2,069,767
940	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/32	7/25 at 100.00	AAA	1,124,785
500	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018, 5.000%, 7/01/44	7/28 at 100.00	AAA	630,285
2,350	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,357,637
	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2017B:
1,815	5.000%, 12/01/26	No Opt. Call	AAA	2,328,591
1,000	5.000%, 12/01/27	No Opt. Call	AAA	1,319,730
2,535	5.000%, 12/01/28	12/27 at 100.00	AAA	3,331,345
5,000	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A, 4.000%, 6/01/47	6/27 at 100.00	AAA	5,661,850
1,000	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	AAA	1,177,170
600	Jacksonville City, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2016, 5.250%, 5/01/29	No Opt. Call	Aa3	803,412
1,750	Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Bonds, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	Aaa	2,026,465
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015:
3,185	5.000%, 6/01/34	6/25 at 100.00	AA	3,729,380
3,345	5.000%, 6/01/35	6/25 at 100.00	AA	3,905,588
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2017:
1,215	5.000%, 6/01/27	No Opt. Call	AA	1,551,203
1,335	5.000%, 6/01/28	6/27 at 100.00	AA	1,693,367
1,000	5.000%, 6/01/33	6/27 at 100.00	AA	1,231,660
	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
600	5.000%, 12/01/25	No Opt. Call	Aa3	742,356
940	5.000%, 12/01/28	12/26 at 100.00	Aa3	1,186,562
2,805	Sanford, North Carolina, Enterprise Systems Revenue Bonds, Refunding Series 2019, 4.000%, 6/01/45	6/29 at 100.00	Aa3	3,233,127
	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2015:
1,020	5.000%, 6/01/31	12/25 at 100.00	AA+	1,231,171
500	5.000%, 6/01/32	12/25 at 100.00	AA+	600,420

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2017:
$ 400	5.000%, 6/01/24	No Opt. Call	AA+	$473,452
400	5.000%, 6/01/28	6/27 at 100.00	AA+	513,916
1,400	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A, 4.000%, 6/01/44	6/29 at 100.00	AA+	1,616,566
	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2016A:
1,150	5.000%, 6/01/25	No Opt. Call	AAA	1,412,016
2,800	5.000%, 6/01/26	No Opt. Call	AAA	3,539,956
365	5.000%, 6/01/29	6/26 at 100.00	AAA	456,290
46,315	Total Water and Sewer			55,755,644
$ 582,539	Total Long-Term Investments (cost $570,032,190)			613,880,915
	Floating Rate Obligations – (1.5)%			(9,255,000)
	Other Assets Less Liabilities – 3.5%			21,968,331
	Net Assets – 100%			$ 626,594,246
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Tennessee Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.2%
	MUNICIPAL BONDS – 105.2%
	Education and Civic Organizations – 7.3%
$ 3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	$3,526,705
	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	6/20 at 100.00	N/R	902,160
1,090	6.375%, 10/01/34	6/20 at 100.00	N/R	1,092,387
1,740	6.625%, 10/01/39	6/20 at 100.00	N/R	1,743,880
900	Franklin County Health and Educational Facilities Board, Tennessee, Revenue Bonds, University of the South, Refunding & Improvement Series 2014, 5.000%, 9/01/29	9/22 at 100.00	A+	989,568
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
660	5.000%, 11/01/27	11/21 at 100.00	A	686,486
1,300	5.000%, 11/01/28	11/21 at 100.00	A	1,351,363
1,295	5.000%, 11/01/29	11/21 at 100.00	A	1,344,689
1,495	5.000%, 11/01/30	11/21 at 100.00	A	1,549,418
710	5.000%, 11/01/31	11/21 at 100.00	A	734,878
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%, 6/15/27, 144A (4)	No Opt. Call	N/R	600,000
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
610	5.000%, 10/01/30	10/26 at 100.00	BBB	668,841
640	5.000%, 10/01/31	10/26 at 100.00	BBB	697,376
670	5.000%, 10/01/32	10/26 at 100.00	BBB	725,731
705	5.000%, 10/01/33	10/26 at 100.00	BBB	758,982
745	5.000%, 10/01/34	10/26 at 100.00	BBB	800,324
780	5.000%, 10/01/35	10/26 at 100.00	BBB	835,988
2,750	5.000%, 10/01/45	10/26 at 100.00	BBB	2,886,455
3,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2019A, 5.250%, 10/01/58	10/29 at 100.00	BBB	3,234,810
515	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E, 5.375%, 6/01/52, 144A	6/26 at 100.00	N/R	505,359

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2015:
$ 700	5.000%, 8/01/40	8/25 at 100.00	A+	$796,005
1,000	5.000%, 8/01/45	8/25 at 100.00	A+	1,126,620
26,705	Total Education and Civic Organizations			27,558,025
	Health Care – 13.4%
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
100	5.000%, 8/01/31	8/29 at 100.00	BBB+	118,424
100	5.000%, 8/01/32	8/29 at 100.00	BBB+	117,255
105	5.000%, 8/01/33	8/29 at 100.00	BBB+	121,921
100	5.000%, 8/01/35	8/29 at 100.00	BBB+	115,172
100	5.000%, 8/01/37	8/29 at 100.00	BBB+	114,277
835	5.000%, 8/01/44	8/29 at 100.00	BBB+	935,367
2,310	5.000%, 8/01/49	8/29 at 100.00	BBB+	2,558,163
	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
500	5.000%, 10/01/34	10/24 at 100.00	BBB	516,785
1,575	5.000%, 10/01/44	10/24 at 100.00	BBB	1,580,875
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
2,000	5.000%, 7/01/36	7/28 at 100.00	A	2,246,860
2,395	5.000%, 7/01/37	7/28 at 100.00	A	2,627,004
2,885	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Series 2018A, 5.000%, 4/01/41	10/28 at 100.00	A	3,274,388
1,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	A	1,047,140
4,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2016, 5.000%, 9/01/47	9/26 at 100.00	BBB	4,312,880
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
310	5.000%, 4/01/36	4/27 at 100.00	BBB	345,864
2,000	4.000%, 4/01/36	4/27 at 100.00	BBB	2,092,840
7,500	Knox County Health, Educational and Housing Facility Board, Tennesse, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019, 4.000%, 11/15/43	2/29 at 100.00	A	8,061,600
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2016A:
2,955	5.000%, 1/01/36	1/27 at 100.00	A+	3,396,506
5,815	5.000%, 1/01/47	1/27 at 100.00	A+	6,397,837

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
$ 2,740	5.000%, 7/01/35	7/26 at 100.00	Aa1	$3,125,628
1,165	5.000%, 7/01/40	7/26 at 100.00	Aa1	1,314,062
5,000	5.000%, 7/01/46	7/26 at 100.00	Aa1	5,590,350
385	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2017A, 5.000%, 7/01/48	7/27 at 100.00	A3	431,851
45,875	Total Health Care			50,443,049
	Housing/Multifamily – 3.8%
5,270	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Poject, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	6,300,074
1,445	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	6/20 at 100.00	N/R	1,446,185
1,375	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	6/20 at 100.00	N/R	1,395,790
4,885	Metropolitan Governemnt of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory Put 3/01/25)	8/20 at 100.00	AA+	4,896,529
12,975	Total Housing/Multifamily			14,038,578
	Housing/Single Family – 0.4%
1,495	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A, 4.350%, 7/01/22 (AMT)	1/21 at 100.00	AA+	1,526,036
	Long-Term Care – 2.0%
1,000	Blount County Health and Educational Facilites Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/37	1/25 at 102.00	N/R	819,140
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27	7/22 at 100.00	BBB	1,518,840
1,340	5.000%, 7/01/32	7/22 at 100.00	BBB	1,349,407
1,210	5.000%, 7/01/37	7/22 at 100.00	BBB	1,214,695
1,100	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2014, 5.250%, 12/01/44	12/24 at 100.00	N/R	1,044,802
1,500	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2012, 5.250%, 12/01/42	12/22 at 100.00	N/R	1,437,000
7,650	Total Long-Term Care			7,383,884
	Tax Obligation/General – 6.9%
2,920	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2016B, 5.000%, 6/01/33	6/26 at 100.00	AA+	3,522,630

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, School Improvement Series 2019:
$ 1,000	5.000%, 6/01/37	6/29 at 100.00	Aa1	$1,288,370
1,000	5.000%, 6/01/38	6/29 at 100.00	Aa1	1,283,280
4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	4,153,760
585	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	AA	587,258
2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2015-XF0224, 17.833%, 7/01/27, 144A (IF) (5)	7/23 at 100.00	AA	3,886,750
600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA+	624,246
3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	3,196,400
	Tennessee State, General Obligation Bonds, Series 2014A:
1,000	5.000%, 9/01/33	9/24 at 100.00	AAA	1,168,570
675	5.000%, 9/01/34	9/24 at 100.00	AAA	787,253
	Tennessee State, General Obligation Bonds, Series 2015A:
1,535	5.000%, 8/01/34	8/25 at 100.00	AAA	1,844,717
1,250	5.000%, 8/01/35	8/25 at 100.00	AAA	1,498,025
1,730	Wilson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 4/01/23	4/22 at 100.00	AA+	1,880,077
21,845	Total Tax Obligation/General			25,721,336
	Tax Obligation/Limited – 15.7%
2,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.625%, 6/01/35	6/26 at 100.00	N/R	2,377,425
6,000	Memphis & Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tourism Development Zone Revenue Bonds, Refunding Series 2017B, 5.000%, 11/01/30	11/26 at 100.00	AA	7,463,880
235	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	230,291
2,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project, Junior Subordinate Lien Series 2002E, 0.000%, 4/01/34	6/20 at 44.34	N/R	686,100
1,035	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series 2010A-1, 5.000%, 7/01/26	7/20 at 100.00	A+	1,038,488
	Nashville Metropolitan Development and Housing Agency, Tennessee, Tax increment Bonds, Fifth & Broadway Development Project, Series 2018:
700	4.500%, 6/01/28, 144A	No Opt. Call	N/R	707,014
570	5.125%, 6/01/36, 144A	6/28 at 100.00	N/R	572,844
4,250	Pigeon Forge Industrial Development Board, Tennessee, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,400,875
6,968	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	7,048,062

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured COFINA Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	$991,260
	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Refunding Series 2015B:
4,160	5.000%, 11/01/33 (UB) (5)	11/25 at 100.00	AA+	5,021,411
6,225	5.000%, 11/01/34 (UB) (5)	11/25 at 100.00	AA+	7,495,834
1,500	5.000%, 11/01/35	11/25 at 100.00	AA+	1,800,975
1,295	5.000%, 11/01/40	11/25 at 100.00	AA+	1,539,120
5,000	5.000%, 11/01/40 (UB) (5)	11/25 at 100.00	AA+	5,942,550
10,000	5.000%, 11/01/45 (UB) (5)	11/25 at 100.00	AA+	11,804,900
53,438	Total Tax Obligation/Limited			59,121,029
	Transportation – 6.8%
	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
3,250	5.625%, 7/01/20 (AMT)	No Opt. Call	A	3,262,285
420	5.750%, 7/01/23 (AMT)	7/20 at 100.00	A	421,537
2,265	5.750%, 7/01/24 (AMT)	7/20 at 100.00	A	2,273,177
5,750	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A+	6,404,982
	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019A:
3,165	4.000%, 7/01/49	7/30 at 100.00	A2	3,449,850
5,350	4.000%, 7/01/54	7/30 at 100.00	A2	5,804,375
2,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/44 (AMT)	7/30 at 100.00	A2	2,367,520
1,510	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3	1,510,408
23,710	Total Transportation			25,494,134
	U.S. Guaranteed – 17.6% (6)
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,500	5.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	1,676,145
1,000	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	1,123,830
	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34 (Pre-refunded 9/01/20)	9/20 at 100.00	Aa2	1,172,783
2,500	5.000%, 9/01/35 (Pre-refunded 9/01/20)	9/20 at 100.00	Aa2	2,527,550
	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa1	908,747
200	5.625%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa1	200,868
1,250	6.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa1	1,255,788

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
$ 210	5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	N/R	$213,423
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	8/20 at 100.00	Baa2	2,959,243
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	8/20 at 100.00	Baa2	10,363,544
3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36 (Pre-refunded 1/01/21)	1/21 at 100.00	AA-	3,088,740
18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc, Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa	18,599,427
715	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	717,774
495	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/23 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	544,089
	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
420	5.125%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R	426,506
3,700	5.850%, 10/01/46 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R	3,766,156
5,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2012C, 5.000%, 11/15/47 (Pre-refunded 11/15/21)	11/21 at 100.00	AA+	5,348,000
1,000	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	A1	1,089,220
3,525	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40 (Pre-refunded 8/01/21)	8/21 at 100.00	A+	3,737,804
1,000	Tennessee State, General Obligation Bonds, Series 2011A, 5.000%, 10/01/30 (Pre-refunded 10/01/21)	10/21 at 100.00	AAA	1,063,750
	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34 (Pre-refunded 7/01/22)	7/22 at 100.00	A	547,935
4,385	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A	4,805,390
63,440	Total U.S. Guaranteed			66,136,712
	Utilities – 16.9%
	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2015A:
500	5.000%, 9/01/31	9/25 at 100.00	AA+	607,310
1,750	5.000%, 9/01/32	9/25 at 100.00	AA+	2,116,573
	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A+	2,778,982
8,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A+	9,256,484
665	Clarksville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/27	9/24 at 100.00	Aa2	780,989

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 670	Jackson Energy Authority, Tennessee, Gas System Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/28	6/25 at 100.00	Aa2	$807,363
	Johnson City Energy Authority, Tennessee, Electric System Revenue Bonds, Series 2017:
1,000	5.000%, 5/01/28	5/27 at 100.00	Aa2	1,281,860
1,000	5.000%, 5/01/29	5/27 at 100.00	Aa2	1,272,400
1,510	Memphis, Tennessee, Electric System Revenue Bonds, Series 2016, 5.000%, 12/01/27	12/26 at 100.00	Aa2	1,913,200
1,400	Memphis, Tennessee, Gas System Revenue Bonds, Series 2017, 5.000%, 12/01/31	12/27 at 100.00	Aa1	1,784,944
10,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	10,370,500
5,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	AA+	6,099,550
3,785	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	4,206,233
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,395	5.250%, 9/01/21	No Opt. Call	A	1,450,563
1,755	5.250%, 9/01/22	No Opt. Call	A	1,878,148
3,230	5.250%, 9/01/24	No Opt. Call	A	3,622,897
2,520	5.250%, 9/01/26	No Opt. Call	A	2,921,739
2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,430,057
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
1,100	5.000%, 2/01/21	No Opt. Call	A	1,123,320
250	5.000%, 2/01/22	No Opt. Call	A	263,000
600	5.000%, 2/01/23	No Opt. Call	A	645,576
100	5.000%, 2/01/24	No Opt. Call	A	109,899
5,090	5.000%, 2/01/27	No Opt. Call	A	5,852,126
56,920	Total Utilities			63,573,713
	Water and Sewer – 14.4%
510	DeKalb Utility District, DeKalb County, Tennessee, Waterworks Revenue Bonds, Refunding Series 2017, 3.500%, 4/01/42	4/26 at 100.00	A	549,658
	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2015:
1,655	5.000%, 1/01/31	1/25 at 100.00	AA	1,944,939
1,270	5.000%, 1/01/38	1/25 at 100.00	AA	1,463,726
1,375	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2019, 4.000%, 4/01/39	4/29 at 100.00	AA	1,613,796
	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding Series 2018:
1,000	4.000%, 4/01/35	4/26 at 100.00	AA	1,133,360
1,415	4.000%, 4/01/38	4/26 at 100.00	AA	1,584,984
1,500	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	AA+	1,849,710

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2016:
$ 2,870	5.000%, 9/01/34	9/25 at 100.00	AA+	$3,405,542
4,785	5.000%, 9/01/42	9/25 at 100.00	AA+	5,587,875
6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014, 5.000%, 9/01/44	9/24 at 100.00	AA+	6,908,580
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2020:
1,425	4.000%, 9/01/40 (UB) (5)	9/29 at 100.00	AA+	1,673,620
3,385	4.000%, 9/01/45 (UB) (5)	9/29 at 100.00	AA+	3,913,635
2,950	4.000%, 9/01/50 (UB) (5)	9/29 at 100.00	AA+	3,392,559
	Jackson Energy Authority, Tennessee, Water System Revenue Bonds, Series 2012:
270	5.000%, 12/01/24	No Opt. Call	Aa3	322,043
140	5.000%, 12/01/25	No Opt. Call	Aa3	171,940
175	5.000%, 12/01/26	No Opt. Call	Aa3	220,068
1,315	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AA-	1,545,375
	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2017:
1,475	4.000%, 1/01/32	1/26 at 100.00	AA-	1,682,827
1,000	4.000%, 1/01/35	1/26 at 100.00	AA-	1,128,800
1,525	Knoxville, Tennessee, Water System Revenue Bonds, Series 2013Z, 5.000%, 3/01/44	3/21 at 100.00	AAA	1,571,085
	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:
950	4.000%, 3/01/22 (AMT)	No Opt. Call	A+	992,266
1,000	4.000%, 3/01/28 (AMT)	3/22 at 100.00	A+	1,048,050
2,000	5.000%, 3/01/32 (AMT)	3/22 at 100.00	A+	2,150,720
1,700	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2017, 4.000%, 7/01/37	7/27 at 100.00	A	1,963,840
500	West Knox Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 6/01/41	6/24 at 100.00	AA+	565,320
4,995	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/45	6/25 at 100.00	AA	5,870,124
47,185	Total Water and Sewer			54,254,442
$ 361,238	Total Long-Term Investments (cost $376,747,081)			395,250,938
	Floating Rate Obligations – (6.7)%			(25,245,000)
	Other Assets Less Liabilities – 1.5%			5,857,432
	Net Assets – 100%			$ 375,863,370

Nuveen Tennessee Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2020
	Georgia	Louisiana	North Carolina	Tennessee
Assets
Long-term investments, at value (cost $159,598,552, $185,141,880, $570,032,190 and $376,747,081, respectively)	$166,424,463	$189,944,588	$613,880,915	$395,250,938
Short-term investments, at value (cost approximates value)	—	300,000	—	—
Cash	2,740,428	3,491,458	5,895,809	—
Receivable for:
Interest	2,111,490	2,769,765	8,087,543	4,985,012
Investments sold	—	1,425,653	10,205,094	2,135,000
Shares sold	221,114	235,214	2,413,213	318,904
Other assets	2,128	2,131	58,717	83,415
Total assets	171,499,623	198,168,809	640,541,291	402,773,269
Liabilities
Cash overdraft	—	—	—	509,887
Floating rate obligations	—	—	9,255,000	25,245,000
Payable for:
Dividends	68,806	89,663	283,857	112,435
Interest	—	18	83,769	39,869
Investments purchased - when-issued/delayed-delivery settlement	—	205,000	2,882,735	—
Shares redeemed	206,045	187,465	848,998	556,205
Accrued expenses:
Management fees	72,091	83,127	253,541	156,648
Trustees fees	1,643	1,877	61,200	82,411
12b-1 distribution and service fees	26,315	37,432	54,979	65,530
Other	100,214	92,991	222,966	141,914
Total liabilities	475,114	697,573	13,947,045	26,909,899
Net assets	$171,024,509	$197,471,236	$626,594,246	$375,863,370

Class A Shares
Net assets	$107,819,411	$135,199,335	$212,327,367	$230,609,134
Shares outstanding	9,873,790	12,108,378	19,059,157	19,705,768
Net asset value ("NAV") per share	$ 10.92	$ 11.17	$ 11.14	$ 11.70
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.40	$ 11.66	$ 11.63	$ 12.21
Class C Shares
Net assets	$ 6,851,329	$ 13,866,137	$ 17,208,830	$ 16,298,971
Shares outstanding	629,596	1,247,781	1,543,325	1,396,375
NAV and offering price per share	$ 10.88	$ 11.11	$ 11.15	$ 11.67
Class C2 Shares
Net assets	$ 4,255,938	$ 5,223,532	$ 8,462,878	$ 20,701,822
Shares outstanding	391,225	469,587	759,315	1,770,593
NAV and offering price per share	$ 10.88	$ 11.12	$ 11.15	$ 11.69
Class I Shares
Net assets	$ 52,097,831	$ 43,182,232	$388,595,171	$108,253,443
Shares outstanding	4,782,787	3,858,405	34,733,771	9,267,129
NAV and offering price per share	$ 10.89	$ 11.19	$ 11.19	$ 11.68
Fund level net assets consist of:
Capital paid-in	$166,483,884	$195,907,321	$592,419,369	$356,825,909
Total distributable earnings	4,540,625	1,563,915	34,174,877	19,037,461
Fund level net assets	$171,024,509	$197,471,236	$626,594,246	$375,863,370
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2020
	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$5,582,020	$ 7,156,831	$18,163,321	$15,465,196
Expenses
Management fees	863,460	942,328	2,882,144	1,919,581
12b-1 service fees - Class A Shares	214,955	252,772	410,420	468,211
12b-1 distribution and service fees - Class C Shares	66,182	131,750	173,752	171,500
12b-1 distribution and service fees - Class C2 Shares	40,693	53,391	75,955	198,248
Shareholder servicing agent fees	89,164	63,159	239,916	139,467
Interest expense	848	22,699	179,909	461,848
Custodian fees	44,454	48,913	85,040	66,172
Professional fees	43,640	44,975	72,721	56,395
Trustees fees	4,404	4,823	15,211	9,959
Shareholder reporting expenses	14,788	15,507	29,230	22,298
Federal and state registration fees	5,231	7,129	11,045	6,623
Other	9,134	9,968	14,031	12,362
Total expenses	1,396,953	1,597,414	4,189,374	3,532,664
Net investment income (loss)	4,185,067	5,559,417	13,973,947	11,932,532
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(694,518)	(405,142)	(1,027,762)	752,546
Change in net unrealized appreciation (depreciation) of investments	1,837,941	(2,731,409)	7,625,959	(3,377,160)
Net realized and unrealized gain (loss)	1,143,423	(3,136,551)	6,598,197	(2,624,614)
Net increase (decrease) in net assets from operations	$5,328,490	$ 2,422,866	$20,572,144	$ 9,307,918
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Georgia		Louisiana
	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 4,185,067	$ 4,039,687	$ 5,559,417	$ 5,127,551
Net realized gain (loss) from investments	(694,518)	(348,846)	(405,142)	(492,906)
Change in net unrealized appreciation (depreciation) of investments	1,837,941	4,244,189	(2,731,409)	4,049,062
Net increase (decrease) in net assets from operations	5,328,490	7,935,030	2,422,866	8,683,707
Distributions to Shareholders
Dividends:
Class A Shares	(2,531,151)	(2,692,475)	(3,866,556)	(3,336,775)
Class C Shares	(102,431)	(129,558)	(294,567)	(265,973)
Class C2 Shares	(98,282)	(186,864)	(177,195)	(294,307)
Class I Shares	(1,307,984)	(1,087,284)	(1,322,639)	(998,651)
Decrease in net assets from distributions to shareholders	(4,039,848)	(4,096,181)	(5,660,957)	(4,895,706)
Fund Share Transactions
Proceeds from sale of shares	43,109,480	56,434,347	56,394,940	37,308,160
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,214,980	3,118,433	4,605,116	3,803,934
	46,324,460	59,552,780	61,000,056	41,112,094
Cost of shares redeemed	(37,406,254)	(59,579,285)	(27,597,491)	(31,096,689)
Net increase (decrease) in net assets from Fund share transactions	8,918,206	(26,505)	33,402,565	10,015,405
Net increase (decrease) in net assets	10,206,848	3,812,344	30,164,474	13,803,406
Net assets at the beginning of period	160,817,661	157,005,317	167,306,762	153,503,356
Net assets at the end of period	$171,024,509	$160,817,661	$197,471,236	$167,306,762

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	North Carolina		Tennessee
	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 13,973,947	$ 13,284,635	$ 11,932,532	$ 12,438,478
Net realized gain (loss) from investments	(1,027,762)	(3,712,430)	752,546	(1,241,814)
Change in net unrealized appreciation (depreciation) of investments	7,625,959	17,631,422	(3,377,160)	6,913,442
Net increase (decrease) in net assets from operations	20,572,144	27,203,627	9,307,918	18,110,106
Distributions to Shareholders
Dividends:
Class A Shares	(4,649,136)	(4,803,141)	(7,029,579)	(7,168,903)
Class C Shares	(252,650)	(328,242)	(376,080)	(391,551)
Class C2 Shares	(175,386)	(304,525)	(645,113)	(943,679)
Class I Shares	(8,822,581)	(8,206,271)	(3,547,056)	(3,312,143)
Decrease in net assets from distributions to shareholders	(13,899,753)	(13,642,179)	(11,597,828)	(11,816,276)
Fund Share Transactions
Proceeds from sale of shares	176,906,484	174,209,882	41,666,429	57,894,848
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,455,848	10,111,918	10,168,546	10,293,120
	187,362,332	184,321,800	51,834,975	68,187,968
Cost of shares redeemed	(106,919,826)	(166,725,781)	(69,629,218)	(114,608,105)
Net increase (decrease) in net assets from Fund share transactions	80,442,506	17,596,019	(17,794,243)	(46,420,137)
Net increase (decrease) in net assets	87,114,897	31,157,467	(20,084,153)	(40,126,307)
Net assets at the beginning of period	539,479,349	508,321,882	395,947,523	436,073,830
Net assets at the end of period	$ 626,594,246	$ 539,479,349	$375,863,370	$ 395,947,523
See accompanying notes to financial statements.

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Financial Highlights
Georgia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2020	$10.81	$0.27	$ 0.10	$ 0.37	$(0.26)	$ —	$(0.26)	$10.92
2019	10.53	0.28	0.29	0.57	(0.29)	—	(0.29)	10.81
2018	10.79	0.31	(0.24)	0.07	(0.33)	—	(0.33)	10.53
2017	11.21	0.35	(0.40)	(0.05)	(0.37)	—	(0.37)	10.79
2016	11.04	0.39	0.17	0.56	(0.39)	—	(0.39)	11.21
Class C (02/14)
2020	10.77	0.18	0.10	0.28	(0.17)	—	(0.17)	10.88
2019	10.50	0.20	0.27	0.47	(0.20)	—	(0.20)	10.77
2018	10.74	0.23	(0.23)	—	(0.24)	—	(0.24)	10.50
2017	11.17	0.26	(0.41)	(0.15)	(0.28)	—	(0.28)	10.74
2016	10.99	0.29	0.19	0.48	(0.30)	—	(0.30)	11.17
Class C2 (01/94)
2020	10.77	0.20	0.11	0.31	(0.20)	—	(0.20)	10.88
2019	10.50	0.22	0.28	0.50	(0.23)	—	(0.23)	10.77
2018	10.75	0.25	(0.23)	0.02	(0.27)	—	(0.27)	10.50
2017	11.17	0.29	(0.41)	(0.12)	(0.30)	—	(0.30)	10.75
2016	11.00	0.33	0.17	0.50	(0.33)	—	(0.33)	11.17
Class I (02/97)
2020	10.78	0.29	0.10	0.39	(0.28)	—	(0.28)	10.89
2019	10.50	0.30	0.28	0.58	(0.30)	—	(0.30)	10.78
2018	10.75	0.33	(0.24)	0.09	(0.34)	—	(0.34)	10.50
2017	11.18	0.37	(0.42)	(0.05)	(0.38)	—	(0.38)	10.75
2016	11.00	0.41	0.18	0.59	(0.41)	—	(0.41)	11.18

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.42%	$107,819	0.83%	0.83%	2.43%	15%
5.48	100,544	0.84	0.84	2.68	19
0.63	95,507	0.85	0.83	2.96	19
(0.57)	94,199	0.84	0.82	3.23	20
5.28	96,938	0.83	0.82	3.50	16

2.59	6,851	1.63	1.63	1.63	15
4.54	6,347	1.64	1.64	1.88	19
(0.03)	8,670	1.65	1.63	2.15	19
(1.39)	9,558	1.64	1.62	2.43	20
4.45	8,325	1.62	1.61	2.65	16

2.87	4,256	1.38	1.38	1.88	15
4.80	6,658	1.39	1.39	2.13	19
0.16	15,932	1.40	1.38	2.40	19
(1.07)	19,518	1.39	1.37	2.68	20
4.64	28,958	1.38	1.37	2.96	16

3.60	52,098	0.63	0.63	2.63	15
5.68	47,268	0.64	0.64	2.87	19
0.89	36,896	0.65	0.63	3.14	19
(0.41)	48,488	0.64	0.62	3.43	20
5.47	46,953	0.63	0.62	3.69	16
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Louisiana
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/89)
2020	$11.32	$0.34	$(0.14)	$ 0.20	$(0.35)	$ —	$(0.35)	$11.17
2019	11.05	0.37	0.26	0.63	(0.36)	—	(0.36)	11.32
2018	11.19	0.38	(0.14)	0.24	(0.38)	—	(0.38)	11.05
2017	11.62	0.40	(0.44)	(0.04)	(0.39)	—	(0.39)	11.19
2016	11.40	0.41	0.24	0.65	(0.43)	—	(0.43)	11.62
Class C (02/14)
2020	11.26	0.25	(0.15)	0.10	(0.25)	—	(0.25)	11.11
2019	11.00	0.28	0.25	0.53	(0.27)	—	(0.27)	11.26
2018	11.13	0.29	(0.13)	0.16	(0.29)	—	(0.29)	11.00
2017	11.56	0.31	(0.44)	(0.13)	(0.30)	—	(0.30)	11.13
2016	11.35	0.32	0.23	0.55	(0.34)	—	(0.34)	11.56
Class C2 (02/94)
2020	11.27	0.28	(0.15)	0.13	(0.28)	—	(0.28)	11.12
2019	11.00	0.31	0.25	0.56	(0.29)	—	(0.29)	11.27
2018	11.14	0.32	(0.15)	0.17	(0.31)	—	(0.31)	11.00
2017	11.56	0.34	(0.44)	(0.10)	(0.32)	—	(0.32)	11.14
2016	11.35	0.35	0.23	0.58	(0.37)	—	(0.37)	11.56
Class I (02/97)
2020	11.34	0.36	(0.14)	0.22	(0.37)	—	(0.37)	11.19
2019	11.08	0.40	0.24	0.64	(0.38)	—	(0.38)	11.34
2018	11.22	0.41	(0.15)	0.26	(0.40)	—	(0.40)	11.08
2017	11.64	0.43	(0.44)	(0.01)	(0.41)	—	(0.41)	11.22
2016	11.43	0.44	0.23	0.67	(0.46)	—	(0.46)	11.64

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.73%	$135,199	0.82%	0.81%	3.00%	8%
5.81	110,922	0.85	0.84	3.39	14
2.16	100,312	0.85	0.84	3.45	20
(0.34)	94,149	0.84	0.83	3.57	16
5.82	90,958	0.84	0.84	3.61	5

0.90	13,866	1.62	1.61	2.20	8
4.88	11,797	1.65	1.64	2.58	14
1.43	10,645	1.65	1.64	2.65	20
(1.14)	9,482	1.64	1.63	2.77	16
4.93	7,910	1.64	1.64	2.77	5

1.15	5,224	1.37	1.36	2.46	8
5.20	9,066	1.40	1.39	2.84	14
1.56	14,831	1.40	1.39	2.90	20
(0.83)	17,554	1.39	1.38	3.01	16
5.21	22,467	1.39	1.39	3.07	5

1.94	43,182	0.62	0.61	3.20	8
5.93	35,521	0.65	0.64	3.58	14
2.37	27,716	0.65	0.64	3.65	20
(0.04)	22,901	0.65	0.64	3.79	16
5.94	14,231	0.64	0.64	3.80	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
North Carolina
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2020	$10.99	$0.25	$ 0.15	$ 0.40	$(0.25)	$ —	$(0.25)	$11.14
2019	10.69	0.28	0.31	0.59	(0.29)	—	(0.29)	10.99
2018	10.94	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.69
2017	11.21	0.32	(0.27)	0.05	(0.32)	—	(0.32)	10.94
2016	10.95	0.34	0.26	0.60	(0.34)	—	(0.34)	11.21
Class C (02/14)
2020	11.00	0.16	0.15	0.31	(0.16)	—	(0.16)	11.15
2019	10.69	0.19	0.32	0.51	(0.20)	—	(0.20)	11.00
2018	10.94	0.21	(0.24)	(0.03)	(0.22)	—	(0.22)	10.69
2017	11.20	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)	10.94
2016	10.95	0.25	0.25	0.50	(0.25)	—	(0.25)	11.20
Class C2 (10/93)
2020	11.00	0.19	0.15	0.34	(0.19)	—	(0.19)	11.15
2019	10.70	0.22	0.31	0.53	(0.23)	—	(0.23)	11.00
2018	10.94	0.24	(0.23)	0.01	(0.25)	—	(0.25)	10.70
2017	11.21	0.26	(0.28)	(0.02)	(0.25)	—	(0.25)	10.94
2016	10.95	0.28	0.26	0.54	(0.28)	—	(0.28)	11.21
Class I (02/97)
2020	11.04	0.28	0.15	0.43	(0.28)	—	(0.28)	11.19
2019	10.74	0.30	0.31	0.61	(0.31)	—	(0.31)	11.04
2018	10.98	0.32	(0.23)	0.09	(0.33)	—	(0.33)	10.74
2017	11.26	0.34	(0.28)	0.06	(0.34)	—	(0.34)	10.98
2016	10.99	0.36	0.27	0.63	(0.36)	—	(0.36)	11.26

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.68%	$212,327	0.80%	0.77%	2.28%	7%
5.59	189,556	0.82	0.78	2.59	24
0.55	174,257	0.81	0.78	2.77	19
0.43	166,079	0.79	0.77	2.88	15
5.57	177,219	0.79	0.78	3.07	6

2.85	17,209	1.60	1.57	1.48	7
4.80	17,622	1.62	1.58	1.79	24
(0.28)	19,364	1.61	1.58	1.97	19
(0.30)	20,612	1.59	1.57	2.09	15
4.63	13,415	1.59	1.58	2.25	6

3.12	8,463	1.35	1.32	1.73	7
5.00	12,229	1.37	1.33	2.02	24
0.09	23,548	1.36	1.33	2.22	19
(0.15)	28,499	1.34	1.32	2.34	15
4.97	36,986	1.34	1.33	2.53	6

3.89	388,595	0.60	0.57	2.48	7
5.77	320,072	0.62	0.58	2.80	24
0.87	291,153	0.61	0.58	2.97	19
0.55	287,086	0.59	0.57	3.09	15
5.81	261,979	0.59	0.58	3.27	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Tennessee
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/87)
2020	$11.77	$0.36	$(0.08)	$ 0.28	$(0.35)	$ —	$(0.35)	$11.70
2019	11.57	0.36	0.18	0.54	(0.34)	—	(0.34)	11.77
2018	11.87	0.35	(0.27)	0.08	(0.38)	—	(0.38)	11.57
2017	12.14	0.37	(0.26)	0.11	(0.38)	—	(0.38)	11.87
2016	11.85	0.41	0.26	0.67	(0.38)	—	(0.38)	12.14
Class C (02/14)
2020	11.74	0.27	(0.08)	0.19	(0.26)	—	(0.26)	11.67
2019	11.53	0.27	0.19	0.46	(0.25)	—	(0.25)	11.74
2018	11.83	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	11.53
2017	12.10	0.27	(0.25)	0.02	(0.29)	—	(0.29)	11.83
2016	11.81	0.31	0.27	0.58	(0.29)	—	(0.29)	12.10
Class C2 (10/93)
2020	11.76	0.30	(0.08)	0.22	(0.29)	—	(0.29)	11.69
2019	11.55	0.29	0.20	0.49	(0.28)	—	(0.28)	11.76
2018	11.85	0.29	(0.28)	0.01	(0.31)	—	(0.31)	11.55
2017	12.12	0.31	(0.26)	0.05	(0.32)	—	(0.32)	11.85
2016	11.83	0.34	0.27	0.61	(0.32)	—	(0.32)	12.12
Class I (02/97)
2020	11.75	0.39	(0.08)	0.31	(0.38)	—	(0.38)	11.68
2019	11.55	0.38	0.19	0.57	(0.37)	—	(0.37)	11.75
2018	11.85	0.38	(0.28)	0.10	(0.40)	—	(0.40)	11.55
2017	12.12	0.39	(0.25)	0.14	(0.41)	—	(0.41)	11.85
2016	11.83	0.43	0.27	0.70	(0.41)	—	(0.41)	12.12

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.43%	$230,609	0.89%	0.78%	3.09%	12%
4.78	237,914	0.94	0.79	3.12	7
0.66	253,309	0.88	0.78	3.02	8
0.97	272,345	0.84	0.77	3.11	24
5.78	301,829	0.82	0.78	3.40	10

1.60	16,299	1.69	1.58	2.29	12
4.02	17,372	1.74	1.59	2.32	7
(0.17)	20,028	1.68	1.58	2.21	8
0.16	21,735	1.64	1.57	2.32	24
4.95	19,186	1.61	1.57	2.56	10

1.86	20,702	1.44	1.33	2.54	12
4.28	32,241	1.49	1.34	2.56	7
0.09	55,600	1.43	1.33	2.47	8
0.42	65,549	1.39	1.32	2.57	24
5.21	80,706	1.37	1.33	2.86	10

2.64	108,253	0.69	0.58	3.29	12
5.01	108,421	0.74	0.59	3.32	7
0.86	107,137	0.68	0.58	3.21	8
1.18	109,366	0.64	0.57	3.32	24
6.00	82,111	0.62	0.58	3.59	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Fund Merger
During May 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of Tennessee (the “Target Fund”) into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) (the “Reorganization”). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund will become shareholders of the Acquiring Fund. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investment and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Con-

Notes to Financial Statements (continued)
duct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$165,652,533	$771,930**	$166,424,463

Louisiana	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$185,692,917	$ —	$185,692,917
Common Stocks	—	4,251,671	—	4,251,671
Short-Term Investments*:
Municipal Bonds	—	300,000	—	300,000
Total	$ —	$190,244,588	$ —	$190,244,588

North Carolina	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$613,880,915	$ —	$613,880,915

Tennessee	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$395,250,938	$ —	$395,250,938

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest ex-

Notes to Financial Statements (continued)
pense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Georgia	Louisiana	North Carolina	Tennessee
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$9,255,000	$25,245,000
Floating rate obligations: externally-deposited Inverse Floaters	5,720,000	—	—	7,500,000
Total	$5,720,000	$ —	$9,255,000	$32,745,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Georgia	Louisiana	North Carolina	Tennessee
Average floating rate obligations outstanding	$ —	$688,525	$9,255,000	$23,796,107
Average annual interest rate and fees	—%	1.98%	1.91%	1.91%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$ —	$9,255,000	$25,245,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	5,720,000	—	—	7,500,000
Total	$5,720,000	$ —	$9,255,000	$32,745,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:
	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$37,624,624	$46,577,048	$107,363,942	$49,590,513
Sales and maturities	25,470,847	14,457,846	40,135,173	66,700,198
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/20		Year Ended 5/31/19
Georgia	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,405,598	$ 26,305,397	3,232,985	$ 33,829,876
Class A – automatic conversion of Class C2 Shares	1,199	13,236	89,006	935,455
Class C	108,422	1,181,581	49,389	518,669
Class C2	2,137	23,380	9,717	102,522
Class I	1,426,613	15,585,886	2,000,042	21,047,825
Shares issued to shareholders due to reinvestment of distributions:
Class A	185,744	2,038,891	197,689	2,076,153
Class C	8,290	90,656	10,944	114,493
Class C2	5,923	64,799	11,832	123,676
Class I	93,224	1,020,634	76,702	804,111
	4,237,150	46,324,460	5,678,306	59,552,780
Shares redeemed:
Class A	(2,018,458)	(21,935,043)	(3,286,794)	(34,251,403)
Class C	(76,196)	(830,756)	(297,291)	(3,100,265)
Class C2	(233,711)	(2,557,408)	(832,124)	(8,715,131)
Class C2 – automatic conversion to Class A Shares	(1,203)	(13,236)	(89,261)	(935,455)
Class I	(1,121,069)	(12,069,811)	(1,205,719)	(12,577,031)
	(3,450,637)	(37,406,254)	(5,711,189)	(59,579,285)
Net increase (decrease)	786,513	$ 8,918,206	(32,883)	$ (26,505)

	Year Ended 5/31/20		Year Ended 5/31/19
Louisiana	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,118,151	$ 35,466,121	1,750,632	$ 19,347,954
Class A – automatic conversion of Class C2 Shares	—	—	21,709	238,489
Class C	320,409	3,625,154	188,145	2,071,516
Class C2	20,730	233,710	7,881	87,700
Class I	1,489,933	17,069,955	1,401,500	15,562,501
Shares issued to shareholders due to reinvestment of distributions:
Class A	274,312	3,111,409	237,050	2,617,251
Class C	22,028	248,601	19,856	218,170
Class C2	12,469	141,101	19,973	219,437
Class I	97,119	1,104,005	67,616	749,076
	5,355,151	61,000,056	3,714,362	41,112,094
Shares redeemed:
Class A	(1,085,074)	(12,195,312)	(1,285,590)	(14,134,865)
Class C	(142,268)	(1,591,449)	(128,446)	(1,403,994)
Class C2	(367,889)	(4,177,353)	(549,669)	(6,053,011)
Class C2 – automatic conversion to Class A Shares	—	—	(21,799)	(238,489)
Class I	(859,850)	(9,633,377)	(839,612)	(9,266,330)
	(2,455,081)	(27,597,491)	(2,825,116)	(31,096,689)
Net increase (decrease)	2,900,070	$ 33,402,565	889,246	$ 10,015,405

	Year Ended 5/31/20		Year Ended 5/31/19
North Carolina	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,867,109	$ 53,975,989	5,885,718	$ 62,521,809
Class A – automatic conversion of Class C2 Shares	23,866	268,495	146,644	1,566,595
Class C	242,460	2,684,208	243,712	2,597,005
Class C2	13,786	152,733	7,003	74,591
Class I	10,756,385	119,825,059	9,992,519	107,449,882
Shares issued to shareholders due to reinvestment of distributions:
Class A	370,974	4,131,468	391,349	4,174,997
Class C	19,101	212,870	26,013	277,508
Class C2	12,908	143,845	23,755	253,383
Class I	533,646	5,967,665	504,571	5,406,030
	16,840,235	187,362,332	17,221,284	184,321,800
Shares redeemed:
Class A	(3,444,788)	(37,931,087)	(5,477,479)	(58,017,005)
Class C	(320,205)	(3,569,383)	(478,335)	(5,066,460)
Class C2	(355,289)	(3,959,958)	(973,269)	(10,372,490)
Class C2 – automatic conversion to Class A Shares	(23,853)	(268,495)	(146,526)	(1,566,595)
Class I	(5,545,685)	(61,190,903)	(8,619,582)	(91,703,231)
	(9,689,820)	(106,919,826)	(15,695,191)	(166,725,781)
Net increase (decrease)	7,150,415	$ 80,442,506	1,526,093	$ 17,596,019

	Year Ended 5/31/20		Year Ended 5/31/19
Tennessee	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,753,464	$ 20,712,418	2,214,286	$ 25,541,257
Class A – automatic conversion of Class C2 Shares	17,748	207,975	42,886	496,152
Class C	147,079	1,729,748	157,195	1,803,806
Class C2	4,001	47,200	12,496	144,389
Class I	1,612,045	18,969,088	2,593,693	29,909,244
Shares issued to shareholders due to reinvestment of distributions:
Class A	514,741	6,074,712	532,725	6,141,885
Class C	29,429	346,469	31,561	362,806
Class C2	47,305	558,159	70,976	817,113
Class I	270,700	3,189,206	258,127	2,971,316
	4,396,512	51,834,975	5,913,945	68,187,968
Shares redeemed:
Class A	(2,794,791)	(32,966,117)	(4,473,286)	(51,428,725)
Class C	(260,127)	(3,065,058)	(445,251)	(5,098,967)
Class C2	(1,005,076)	(11,850,694)	(2,110,670)	(24,320,360)
Class C2 – automatic conversion to Class A Shares	(17,763)	(207,975)	(42,956)	(496,152)
Class I	(1,843,541)	(21,539,374)	(2,900,141)	(33,263,901)
	(5,921,298)	(69,629,218)	(9,972,304)	(114,608,105)
Net increase (decrease)	(1,524,786)	$(17,794,243)	(4,058,359)	$ (46,420,137)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2020.
	Georgia	Louisiana	North Carolina	Tennessee
Tax cost of investments	$159,542,001	$185,232,695	$560,756,278	$350,471,378
Gross unrealized:
Appreciation	$ 10,279,687	$ 8,933,731	$ 45,436,346	$ 21,749,237
Depreciation	(3,397,225)	(3,921,838)	(1,566,676)	(2,214,608)
Net unrealized appreciation (depreciation) of investments	$ 6,882,462	$ 5,011,893	$ 43,869,670	$ 19,534,629
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2020, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds' tax year end, were as follows:
	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income[1]	$157,682	$288,724	$220,844	$1,598,959
Undistributed net ordinary income[2]	642	3,069	5,389	255,993
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2020 through May 31, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2020 and May 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income[3]	$4,039,285	$5,655,919	$13,899,753	$11,597,828
Distributions from net ordinary income[2]	563	5,038	—	—
Distributions from net long-term capital gains	—	—	—	—

2019	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$4,131,632	$4,874,216	$13,739,760	$11,851,030
Distributions from net ordinary income[2]	438	17,221	—	99,437
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2020, as Exempt Interest Dividends.
As of May 31, 2020, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Georgia	Louisiana	North Carolina	Tennessee
Not subject to expiration:
Short-term	$1,857,381	$3,017,750	$5,838,593	$ 852,970
Long-term	307,123	224,837	2,921,950	552,634
Total	$2,164,504	$3,242,587	$8,760,543	$1,405,604
During the Funds’ tax year ended May 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	Louisiana	Tennessee
Utilized capital loss carryforwards	$17,731	$752,546

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Georgia	Louisiana	North Carolina	Tennessee
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2020, the complex-level fee rate for each Fund was 0.1587%.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

Notes to Financial Statements (continued)
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Georgia	North Carolina	Tennessee
Purchases	$2,596,875	$8,928,179	$940,720
Sales	2,610,475	2,182,642	992,110
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$111,916	$393,463	$305,558	$194,543
Paid to financial intermediaries (Unaudited)	107,667	374,195	288,927	177,153
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$181,953	$565,891	$404,113	$171,264
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$15,371	$55,168	$42,826	$33,475
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$6,447	$20,286	$11,495	$ —
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Tennessee utilized this facility for 2 days. The Fund's daily balance outstanding and average annual interest rate during the utilization period(s) was $835,956 and 2.76%, respectively. The Fund's maximum outstanding daily balance during the utilization period was $835,956. Borrowings outstanding as of the end of the reporting period, if any are recognized as "Borrowings" on the Statement of Assets and Liabilities.

During the current fiscal period, Georgia, Louisiana and North Carolina did not utilize this facility.
9.  Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
Energy Harbor Common Stock Decline
Subsequent to the end of the reporting period, the value of Energy Harbor (the “Company”) fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company. As of May 31, 2020, Louisiana held shares of common stock in the Company. At the time of issuance of these financial statements, the value of the common stock has been adversely impacted as compared to the value reported in the Portfolio of Investments as of May 31, 2020. Management continues to monitor and evaluate this situation.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (Unaudited) (continued)
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub- Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions. 1
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
1 At the May Meeting, the Board approved the reorganization of Nuveen Tennessee Municipal Bond Fund (the “Tennessee Fund”), a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of Nuveen Municipal Trust, subject to shareholder approval. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Tennessee Fund at the May Meeting.

•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Georgia Municipal Bond Fund (the “Georgia Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and the third quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the third quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Louisiana Municipal Bond Fund (the “Louisiana Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the three-year period ended December 31, 2019. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the three-year period ended March 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen North Carolina Municipal Bond Fund (the “North Carolina Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and the second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the one-year period ended March 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For the Tennessee Fund, the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance. As noted above, the Board, however, at the May Meeting, approved the reorganization of the

Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of Nuveen Municipal Trust, subject to shareholder approval. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Fund at the May Meeting.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the Georgia Fund, Louisiana Fund and North Carolina Fund each had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average; and (ii) the Tennessee Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was below its peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	154
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	154

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	154
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	154
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	154
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	154
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	154
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS5-0520D1234516-INV-Y-07/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	30,350	0	0	0
Nuveen Louisiana Municipal Bond Fund	30,425	0	0	0
Nuveen North Carolina Municipal Bond Fund	31,880	0	3,150	0
Nuveen Tennessee Municipal Bond Fund	31,065	0	0	0

Total	$123,720	$0	$3,150	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	29,685	0	0	0
Nuveen Louisiana Municipal Bond Fund	29,710	0	0	0
Nuveen North Carolina Municipal Bond Fund	31,055	0	0	0
Nuveen Tennessee Municipal Bond Fund	30,665	0	0	0

Total	$121,115	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	0	0	0	0
Nuveen North Carolina Municipal Bond Fund	3,150	0	0	3,150
Nuveen Tennessee Municipal Bond Fund	0	0	0	0

Total	$3,150	$0	$0	$3,150

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	0	0	0	0
Nuveen North Carolina Municipal Bond Fund	0	0	0	0
Nuveen Tennessee Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 6, 2020